EXHIBIT 10.84

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                                CREDIT AGREEMENT

                                      among

                    FIRST INVESTORS FINANCIAL SERVICES, INC.,
                                  as Borrower,

                             BANK OF AMERICA, N.A.,
                          as the Administrative Agent,

                         BANC OF AMERICA SECURITIES LLC,
                   as sole lead arranger and sole book manager


                                       and
                            the Lenders named herein

                                December 22, 2000
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                                TABLE OF CONTENTS


ARTICLE 1 Definitions........................................................1
  Section 1.1  Definitions...................................................1
  Section 1.2  Other Definitional Provisions................................20
  Section 1.3  Accounting Terms and Determinations..........................20
  Section 1.4  Time of Day..................................................21

ARTICLE 2 Term Loan Facility................................................21
  Section 2.1  Term Loans...................................................21
  Section 2.2  Term Notes...................................................22
  Section 2.3  Repayment of Term Loans......................................22
  Section 2.4  Use of Proceeds..............................................22
  Section 2.5  Term Loans Borrowing Base....................................22

ARTICLE 3 Revolving Credit Facility.........................................23
  Section 3.1  Revolving Commitments........................................23
  Section 3.2  Notes........................................................23
  Section 3.3  Repayment of Revolving Loans.................................23
  Section 3.4  Use of Proceeds..............................................23
  Section 3.5  Revolving Commitment Fee.....................................23
  Section 3.6  Termination or Reduction of Revolving Commitments............23
  Section 3.7  Revolving Loans Borrowing Base...............................24

ARTICLE 4 Interest and Fees.................................................24
  Section 4.1  Interest Rate................................................24
  Section 4.2  Payment Dates................................................24
  Section 4.3  Default Interest.............................................24
  Section 4.4  Conversions and Continuations of Accounts....................25
  Section 4.5  Computations.................................................25

ARTICLE 5 Administrative Matters............................................25
  Section 5.1  Borrowing Procedure..........................................25
  Section 5.2  Minimum Amounts..............................................25
  Section 5.3  Certain Notices..............................................25
  Section 5.4  Prepayments..................................................26
  Section 5.5  Method of Payment............................................28
  Section 5.6  Pro Rata Treatment...........................................28
  Section 5.7  Sharing of Payments..........................................29
  Section 5.8  Non-Receipt of Funds by the Administrative Agent.............29

ARTICLE 6 Change in Circumstances...........................................30
  Section 6.1  Increased Cost and Reduced Return............................30
  Section 6.2  Limitation on Libor Accounts.................................31
  Section 6.3  Illegality...................................................31

                                       i
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  Section 6.4  Treatment of Affected Accounts...............................31
  Section 6.5  Compensation.................................................32
  Section 6.6  Taxes........................................................33
  Section 6.7  Withholding Tax Exemption....................................34

ARTICLE 7 Security..........................................................34
  Section 7.1  Collateral...................................................34
  Section 7.2  Guaranties...................................................35
  Section 7.3  New Subsidiaries, New Issuances of Capital Stock.............35
  Section 7.4  New Mortgaged Properties.....................................36
  Section 7.5  Release of Collateral........................................37

ARTICLE 8 Conditions Precedent..............................................37
  Section 8.1  Initial Loans................................................37
  Section 8.2  All Loans....................................................40

ARTICLE 9 Representation and Warranties.....................................41
  Section 9.1  Corporate Existence..........................................41
  Section 9.2  Financial Condition..........................................41
  Section 9.3  Corporate and Similar Action; No Breach......................42
  Section 9.4  Operation of Business........................................42
  Section 9.5  Litigation and Judgments.....................................42
  Section 9.6  Rights in Properties; Liens..................................42
  Section 9.7  Enforceability...............................................43
  Section 9.8  Approvals....................................................43
  Section 9.9  Debt.........................................................43
  Section 9.10  Taxes.......................................................43
  Section 9.11  Margin Securities...........................................43
  Section 9.12  ERISA.......................................................43
  Section 9.13  Disclosure..................................................44
  Section 9.14  Subsidiaries; Capitalization................................44
  Section 9.15  Agreements..................................................44
  Section 9.16  Compliance with Laws........................................44
  Section 9.17  Investment Company Act......................................45
  Section 9.18  Public Utility Holding Company Act..........................45
  Section 9.19  Environmental Matters.......................................45
  Section 9.20  Broker's Fees...............................................46
  Section 9.21  Employee Matters............................................46
  Section 9.22  Solvency....................................................46

ARTICLE 10 Positive Covenants...............................................46
  Section 10.1  Reporting Requirements......................................46
  Section 10.2  Maintenance of Existence; Conduct of Business...............49
  Section 10.3  Maintenance of Properties...................................49
  Section 10.4  Taxes and Claims............................................49
  Section 10.5  Insurance...................................................49
  Section 10.6  Inspection Rights...........................................50

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  Section 10.7  Keeping Books and Records...................................50
  Section 10.8  Compliance with Laws........................................50
  Section 10.9  Compliance with Agreements..................................51
  Section 10.10  Further Assurances.........................................51
  Section 10.11  ERISA......................................................51

ARTICLE 11 Negative Covenants...............................................51
  Section 11.1  Debt........................................................51
  Section 11.2  Limitation on Liens and Restrictions on Loan Parties........52
  Section 11.3  Mergers, Etc................................................54
  Section 11.4  Restricted Junior Payments..................................54
  Section 11.5  Investments.................................................55
  Section 11.6  Limitation on Issuance of Capital Stock.....................56
  Section 11.7  Transactions With Affiliates................................56
  Section 11.8  Disposition of Assets.......................................56
  Section 11.9  Lines of Business...........................................56
  Section 11.10  Limitations on Restrictions Affecting Subsidiaries.........56
  Section 11.11  Environmental Protection...................................57
  Section 11.12  ERISA......................................................57
  Section 11.13  No Prepayment of Debt......................................57
  Section 11.14  No Material Change in Underwriting Standards...............57
  Section 11.15  No Extension or Amendment of Certain Documents.............57

ARTICLE 12 Financial Covenants..............................................58
  Section 12.1  Minimum Tangible Net Worth..................................58
  Section 12.2  Maximum Net Charge-Off Ratio................................58
  Section 12.3  Maximum Delinquency Ratio...................................58
  Section 12.4  Minimum Consolidated Fixed Charge Coverage Ratio............58
  Section 12.5  Minimum Borrower Only Fixed Charge Coverage Ratio...........59
  Section 12.6  Maximum Total Liabilities plus Contingent Obligations to
                Tangible Net Worth Ratio....................................59

ARTICLE 13 Default..........................................................59
  Section 13.1  Events of Default...........................................59
  Section 13.2  Remedies....................................................62
  Section 13.3  Performance by the Administrative Agent.....................62
  Section 13.4  Set-off.....................................................63
  Section 13.5  Continuance of Default......................................63

ARTICLE 14 The Administrative Agent.........................................63
  Section 14.1  Appointment, Powers, and Immunities.........................63
  Section 14.2  Reliance by the Administrative Agent........................64
  Section 14.3  Defaults....................................................64
  Section 14.4  Rights as Lender............................................64
  Section 14.5  Indemnification.............................................64
  Section 14.6  Non-Reliance on the Administrative Agent and Other Lenders..65
  Section 14.7  Resignation of the Administrative Agent.....................66

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  Section 14.8  The Administrative Agent Fee................................66
  Section 14.9  Several Commitments.........................................66

ARTICLE 15 Miscellaneous....................................................66
  Section 15.1  Expenses....................................................66
  Section 15.2  Indemnification.............................................67
  Section 15.3  Limitation of Liability.....................................68
  Section 15.4  No Duty.....................................................68
  Section 15.5  No Fiduciary Relationship...................................68
  Section 15.6  Equitable Relief............................................68
  Section 15.7  No Waiver; Cumulative Remedies..............................69
  Section 15.8  Successors and Assigns......................................69
  Section 15.9  Survival....................................................71
  Section 15.10  Entire Agreement...........................................71
  Section 15.11  Amendments and Waivers.....................................71
  Section 15.12  Maximum Interest Rate......................................72
  Section 15.13  Notices....................................................73
  Section 15.14  Governing Law; Venue; Service of Process...................73
  Section 15.15  Counterparts...............................................73
  Section 15.16  Severability...............................................74
  Section 15.17  Headings...................................................74
  Section 15.18  Non-Application of Chapter 15 of Texas Credit Code.........74
  Section 15.19  Construction...............................................74
  Section 15.20  Independence of Covenants..................................74
  Section 15.21  Waiver of Jury Trial.......................................74
  Section 15.22  Confidentiality............................................74

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                                INDEX TO EXHIBITS
                                -----------------

                EXHIBIT             DESCRIPTION OF EXHIBIT
                -------             ----------------------
                  "A"               Revolving Note
                  "B"               Term Note
                  "C"               Notice of Borrowings, Conversions,
                                    Continuations or Prepayments
                  "D"               Assignment and Acceptance
                  "E"               Compliance Certificate
                  "F"               Guaranty (Subsidiary)
                  "G"               Subsidiary Joinder Agreement
                  "H"               Borrowing Base Compliance Certificate
                  "I"               Charge-off Policy



                               INDEX TO SCHEDULES
                               ------------------

                SCHEDULE            DESCRIPTION OF SCHEDULE
                --------            -----------------------
                  1.1               Exempt Subsidiaries
                  9.4               Operation of Business
                  9.5               Litigation and Judgments
                  9.6(A)            Real Property
                  9.6(B)            Intellectual Property
                  9.6(C)            Locations
                  9.9               Debt
                  9.10              Tax Matters
                  9.12              ERISA
                  9.14              Subsidiaries; Capitalization
                  9.15              Agreements
                  9.19              Environmental Matters
                  9.21              Employee Matters
                  11.2              Liens

                                        v
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                                CREDIT AGREEMENT

      THIS CREDIT AGREEMENT ("AGREEMENT"), dated as of December 22, 2000 (the "CLOSING DATE"), is among FIRST INVESTORS FINANCIAL SERVICES, INC., a corporation duly organized and validly existing under the laws of the State of Texas (the "BORROWER"), each of the banks or other lending institutions which is or which may from time to time become a signatory hereto or any successor or assignee thereof pursuant to SECTION 15.8(B) (individually, a "LENDER" and, collectively, the "LENDERS"), BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in its capacity as administrative agent, together with its successors in such capacity, the "ADMINISTRATIVE AGENT"), and BANC OF AMERICA SECURITIES LLC, as sole lead arranger and sole book manager (the "LEAD ARRANGER").

                               R E C I T A L S:

      The Borrower has requested that the Lenders extend credit to the Borrower in the form of a revolving credit facility and a term credit facility. The Lenders are willing to extend such credit to the Borrower upon the terms and conditions hereinafter set forth.

      NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

Section 1.1 DEFINITIONS.   As used in this Agreement, the following terms have
the following meanings:

      "ACCOUNT" means either a Base Rate Account or a Libor Account.

      "ADJUSTED LIBOR RATE" means, for any Libor Account for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Libor Rate for such Libor Account for such Interest Period by (b) 1 minus the Reserve Requirement for such Libor Account for such Interest Period.

      "ADJUSTED NET INCOME" means, for any period and any Person, such Person's consolidated net income (or loss) determined in accordance with GAAP, but excluding: (a) the income of any other Person (other than its Subsidiaries) in which such Person or any of its Subsidiaries has an ownership interest, unless received by such Person or its Subsidiary in a cash distribution; (b) any after-tax gains or losses attributable to an asset disposition other than in the ordinary course of business; and (c) to the extent not included in CLAUSE (A) and CLAUSE (B) above, any after-tax extraordinary, non-cash or nonrecurring gains or losses.

CREDIT AGREEMENT - PAGE 1
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      "ADMINISTRATIVE AGENT" has the meaning set forth in the introductory paragraph of this Agreement.

      "ADVANCE PERCENTAGE" means the decimal equivalent of a fraction the numerator of which is 100 and the denominator of which is 110.

      "AFFECTED LIBOR ACCOUNTS" has the meaning specified in SECTION 6.5.

      "AFFILIATE" means, with respect to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds 10% or more of any class of Voting Stock of such Person; or (c) 10% or more of the Voting Stock of which is directly or indirectly beneficially owned or held by the Person in question. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract, or otherwise; PROVIDED, HOWEVER, in no event shall the Administrative Agent, any Lender or any Affiliate of any Lender be deemed an Affiliate of the Borrower or any Subsidiary of the Borrower.

      "AGREEMENT" has the meaning set forth in the introductory paragraph of this Agreement, as the same may be amended or otherwise modified.

      "APPLICABLE LENDING OFFICE" means, for each Lender and for each Type of Account, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Account on the signature pages hereof or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Accounts of such Type are to be made and maintained.

      "APPLICABLE RATE" has the meaning set forth in SECTION 4.1.

      "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance, in substantially the form of EXHIBIT "D", entered into by a Lender and an Eligible Assignee and accepted by the Administrative Agent pursuant to SECTION 15.8(B).

      "BANK OF AMERICA" means Bank of America, N.A. (formerly NationsBank, N.A.), and its successors and assigns.

      "BANKRUPTCY CODE" has the meaning set forth in SECTION 13.1(E).

      "BASE RATE" means, for any day, the rate per annum equal to the higher of
(a) the Federal Funds Rate plus 0.5%, or (b) the Prime Rate. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

      "BASE RATE ACCOUNT" means a portion of a Loan that bears interest at a rate based upon the Base Rate.

CREDIT AGREEMENT - PAGE 2
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      "BASE RATE MARGIN" means 1.5% per annum.

      "BORROWER" has the meaning set forth in the introductory paragraph of this Agreement.

      "BORROWING BASE REPORT" means a report in substantially the form of Exhibit "H", properly completed and executed by a Responsible Officer.

      "BUSINESS DAY" means (a) any day excluding Saturday, Sunday, and any day which either is a legal holiday under the laws of the State of Texas or the State of North Carolina or is a day on which banking institutions located in any such states are closed, and (b), with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with Loans subject to Libor Accounts, any day which is a Business Day described in CLAUSE (A) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

      "CAPITAL LEASE OBLIGATIONS" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person according to GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

      "CAPITAL STOCK" means corporate stock and any and all shares, partnership interests, membership interests, equity interests, rights, securities, or other equivalent evidences of ownership, or any options, warrants, voting trust certificates, or other instruments evidencing an ownership interest or a right to acquire an ownership interest in a Person (however designated) issued by any entity (whether a corporation, partnership, limited liability company, limited partnership, or other type of entity).

      "CHANGE OF CONTROL" means the occurrence of any of the following: (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Borrower and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Securities Exchange Act), (b) the adoption of a plan relating to the liquidation or dissolution of the Borrower, any Subsidiary of the Borrower, FIVH or FIFSG,
(c) the consummation of any transaction (including, without limitation, any merger or consolidation) first occurring after the Closing Date the result of which is that any "person" (as defined above) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 30% of the Voting Stock of FIFSG (measured by voting power rather than number of shares), (d) the first day on which a majority of the members of the Board of Directors of FIFSG are not Continuing Directors or (e) the failure at any time of FIFSG to own 100% of the Capital Stock of FIVH or of FIVH to own 100% of the

CREDIT AGREEMENT - PAGE 3
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Capital Sock of Borrower or of the Borrower to own 100% of the issued and outstanding Capital Stock of each of its Subsidiaries.

      "CHARGED-OFF RECEIVABLES" means with respect to Receivables of the Borrower or any Subsidiary which the Borrower has determined, in accordance with its charge-off policies consistently applied with past practices as described on
EXHIBIT I, that all or a portion of the outstanding principal balance is uncollectable, the aggregate principal balance of all such Receivables as of the date immediately prior to the date any such determination of Charged-Off Receivables is made.

      "CLOSING DATE" has the meaning set forth in the introductory paragraph of this Agreement.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COLLATERAL" means all Property of any nature whatsoever upon which a Lien is created or purported to be created by any Loan Document as security for the Obligations or any portion thereof.

      "COMMITMENT PERCENTAGE" means, with respect to each Lender, the percentage equivalent of the amount of the Commitments of such Lender (or the Commitment in question) divided by the aggregate amount of all the Commitments of all of the Lenders (or the Commitment in question of all the Lenders).

      "COMMITMENTS" means, with respect to each Lender, the commitments hereunder such Lender holds which may be a Revolving Commitment, a Term Commitment, or any combination thereof and, with respect to all Lenders, all such commitments.

      "COMPLIANCE CERTIFICATE" means a certificate in substantially the form of EXHIBIT "E", properly completed and executed by a Responsible Officer.

      "CONTINGENT OBLIGATIONS" means , with respect to any Person, any obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or
(B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is

CREDIT AGREEMENT - PAGE 4
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made (or, if less, the maximum amount of such primary obligation for which such
Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

      "CONTINUE", "CONTINUATION", and "CONTINUED" shall refer to the continuation pursuant to SECTION 4.4 of a Libor Account from one Interest Period to the next Interest Period.

      "CONTINUING DIRECTORS" means, as of any date of determination, any member of the Board of Directors of FIFSG who (a) was a member of such Board of Directors on the Closing Date or (b) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

      "CONTRACT RATE" has the meaning specified in SUBSECTION 15.12(A).

      "CONVERT", "CONVERSION", and "CONVERTED" shall refer to a conversion pursuant to SECTION 4.4 or ARTICLE 6 of one Type of Account into another Type of Account.

      "DEBT" means, as to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days or that are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established to the satisfaction of the Administrative Agent; (d) all Capital Lease Obligations of such Person; (e) all Contingent Obligations of such Person; (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; PROVIDED, HOWEVER, that the amount of such Debt of any Person described in this CLAUSE (F) shall, for purposes of this Agreement, be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Debt or (ii) the fair market value of the property or asset encumbered, as determined by the Administrative Agent in its reasonable discretion; (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds, and similar instruments; (h) all liabilities of such Person in respect of unfunded vested benefits under any Plan (excluding obligations to deliver stock in respect of stock options or stock ownership plans); and (i) all vested obligations of such Person for the payment of money under any noncompete, consulting, or similar arrangements providing for the deferred payment of the purchase price for an acquisition consummated prior to the date hereof to the extent that any such obligations are, according to GAAP, reflected as a capitalized liability on a balance sheet of such Person.

      "DEFAULT" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

      "DEFAULT RATE" means, in respect of any principal of any Loan, or any other amount payable by the Borrower under any Loan Document which is not paid when due (whether at stated maturity,

CREDIT AGREEMENT - PAGE 5
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by acceleration, or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of 2.0%, PLUS the Applicable Rate for Base Rate Accounts as in effect from time to time (PROVIDED, that if such amount in default is principal of a Loan subject to a Libor Account and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, 2.0%, PLUS the interest rate for such Account for such Interest Period as provided in SECTION 4.1, and, thereafter, the rate provided for above in this definition).

      "DELINQUENT RECEIVABLES" means the aggregate principal balance of all Receivables of the Borrower or any Subsidiary as to which more than ten dollars of any scheduled payments remains unpaid for more than 30 days from the date at which it is contractually due and payable.

      "DOLLARS" and "$" mean lawful money of the U.S.

      "EBITDA" means, for any period and any Person, the total of the following calculated without duplication for such Person on a consolidated basis for such period: (a) Adjusted Net Income; PLUS (b) any provision for (or less any benefit from) income or franchise taxes deducted in determining Adjusted Net Income; PLUS (c) Interest Expense deducted in determining Adjusted Net Income; PLUS (d) amortization and depreciation expense deducted in determining Adjusted Net Income; PLUS (e) other noncash charges deducted in determining Adjusted Net Income and not already deducted in accordance with CLAUSE (D) above or CLAUSE
(B) and CLAUSE (C) of the definition of Adjusted Net Income; MINUS (f) noncash credits included in determining consolidated Adjusted Net Income and not already excluded in accordance with the definition of Adjusted Net Income.

      "ELIGIBLE ASSIGNEE" has the meaning specified in SUBSECTION 15.8(B)(I).

      "ELIGIBLE RECEIVABLES" shall mean, as of any day, each Receivable of the
Borrower:

            (a) which is payable in Dollars;

            (b) at the time of origination, the obligor on which has provided, as its most recent billing address, an address located in the United States;

            (c) which is not a Delinquent Receivable at the time such Receivable becomes part of the Collateral;

            (d) which is not more than 30 days contractually delinquent from the due date, at the time such Receivable becomes part of the Collateral, nor does the obligor with respect thereto have any other automotive receivable owing to the Borrower which is 60 or more days contractually delinquent or defaulted at the time of transfer;

            (e) as to which at the time such Receivable first became part of the Collateral, the Borrower will have good and marketable title thereto and which is not subject to any Lien or claim or other encumbrance for any work, labor or materials performed on the related financed vehicle which are Liens prior to, or equal or coordinate with, the security interest in the financed vehicle

CREDIT AGREEMENT - PAGE 6
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granted by the Receivable, and as to which, the Borrower shall have a valid and perfected first priority security interest, free and clear of all Liens, encumbrances, security interests and rights of others;

            (f) as to which at the time such Receivable first became part of the Collateral, to the best of the Borrower's knowledge, a bona-fide down payment has been made;

            (g) which provides for level monthly payments (provided that the payment in the first and last month of the Receivable may be minimally different from the level payment) that fully amortize the amount financed by maturity;

            (h) which provides for, in the event that such Receivable is prepaid by the obligor, a prepayment that fully pays the principal balance of such Receivable and any interest accrued through the date of prepayment;

            (i) which does not represent either a direct or indirect obligation of any federal, state or local government entity;

            (j) the obligor of which has not previously defaulted on an automobile installment sales contract purchased by the Borrower at the time such Receivable becomes part of the Collateral;

            (k) which has a clear right of repossession on the financed vehicle securing such Receivable;

            (l) which is not, at the time such Receivable became part of the Collateral, subject to any right of rescission, cancellation, setoff, claim, counterclaim or defense (including the defense of usury) of the obligor;

            (m) which has a maturity, at the time such Receivable became part of the collateral, of 66 months or less and with respect to which the obligor thereof has made at least one scheduled payment in full;

            (n) which has an annual percentage interest rate of at least 13.0%;

            (o) the due date for any payment or payments on which has not been extended as of any date of determination; PROVIDED, that if the Obligor with respect to a Receivable has made six consecutive payments in full on such Receivable, such Receivable shall be an Eligible Receivable if it satisfies all other clauses of this definition and if extensions have been granted on the payments with respect to such Receivable either (i) in the aggregate for no more than one month for each twelve months of the original term of such Receivable; or (ii) no more than twice for periods of one month each during the preceding twelve calendar months;

            (p) which represents the genuine, legal, valid and binding payment obligation in writing of the obligor, enforceable by the holder thereof in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

CREDIT AGREEMENT - PAGE 7

            (q) which shall have complied with, at the time of its origination, and shall remain in compliance with, all requirements of law;

            (r) which had at the time of origination thereof, an outstanding principal balance of not greater than $40,000; and

            (s) which has not been acquired for the purpose of resale to an Exempt Subsidiary or inclusion in a Securitization program.

      "ENTERPRISE" means Enterprise Funding Corporation, a Delaware corporation.

      "ENTERPRISE AGREEMENT" means that certain Security Agreement, dated as of October 22, 1996, as amended, by and among FIARC, Enterprise, Wells Fargo Bank Minnesota, N.A., MBIA Insurance Corporation, Bank of America and the Borrower, as the same may hereafter be amended, restated, modified, renewed or extended from time to time.

      "ENTERPRISE PURCHASE AGREEMENT" means that certain Purchase Agreement, dated as of October 22, 1996, as amended, between the Borrower and FIARC, as the same may hereafter be amended, restated, modified, renewed or extended from time to time (subject to SECTION 11.15 hereof).

      "ENVIRONMENTAL LAWS" means any and all federal, state, and local laws, regulations, and requirements regulating health, safety, or the environment, as such laws, regulations, and requirements may be amended or supplemented from time to time.

      "ENVIRONMENTAL LIABILITIES" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses (including, without limitation, all reasonable fees, disbursements, and expenses of counsel, expert and consulting fees, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, or criminal or civil statute, including, without limitation, any Environmental Law, permit, order, or agreement with any Governmental Authority or other Person, arising from environmental, health, or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations issued thereunder.

      "ERISA AFFILIATE" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as any Loan Party or is under common control (within the meaning of Section 414(c) of the Code) with any Loan Party.

      "EVENT OF DEFAULT" has the meaning specified in SECTION 13.1.

CREDIT AGREEMENT - PAGE 8

      "EXEMPT SUBSIDIARY" means the Subsidiaries listed on SCHEDULE 1.1 and any other Subsidiaries added thereto with the consent of Required Lenders.

      "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent.

      "FIARC" means First Investors Auto Receivables Corporation, a Delaware corporation.

      "FIFSG" means First Investors Financial Services Group, Inc., a Texas corporation.

      "FIFSG GUARANTY" means a guaranty entered into by FIFSG concurrently herewith in favor of the Administrative Agent, for the benefit of itself and the Lenders, in form and substance satisfactory to the Administrative Agent and the Lenders.

      "FIIC" means First Investors Insurance Company, a Vermont corporation.

      "FIRC" means F.I.R.C., Inc., a Delaware corporation.

      "FIRC AGREEMENT" means that certain Second Amended and Restated Credit Agreement, dated as of November 15, 2000, as amended, among FIRC, the financial institutions party thereto and Bank of America, as agent, as the same may be further amended, restated, modified, renewed or extended from time to time.

      "FIRC COLLATERAL AGENT" means Wells Fargo Bank Minnesota, National Association and any successor thereto appointed pursuant to Section 19 of the FIRC Security Agreement.

      "FIRC PURCHASE AGREEMENT" means the Amended and Restated Purchase Agreement, dated as of October 30, 1996, between the Borrower and FIRC, as the same has been and may hereafter be amended, restated, modified, renewed or extended from time to time (subject to SECTION 11.15 hereof).

      "FIRC SECURITY AGREEMENT" means that certain Third Amended and Restated Collateral Security Agreement, dated as of November 15, 2000, among FIRC, the FIRC Collateral Agent, and the agent and the banks party to the FIRC Agreement, as the same may be amended, restated, modified, renewed or extended from time to time.

CREDIT AGREEMENT - PAGE 9

      "FISC PORTFOLIO" means the portfolio of Receivables of the Borrower and other assets serviced by First Investors Servicing Corporation.

      "FISCAL QUARTERS" means the three (3) month periods falling in each Fiscal Year ending July 31, October 31, January 31 and April 30.

      "FISCAL YEAR" means a twelve (12) month period ending April 30.

      "FIVH" means First Investors (Vermont) Holdings, Inc., a Vermont corporation.

      "FIVH GUARANTY" means a guaranty entered into by FIVH concurrently herewith in favor of the Administrative Agent, for the benefit of itself and the Lenders, in form and substance satisfactory to the Administrative Agent and the Lenders.

      "GAAP" means generally accepted accounting principles, applied on a "consistent basis" (as such phrase is interpreted in accordance with SECTION 1.3 hereof), as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.

      "GOVERNMENTAL AUTHORITY" means any nation or government, any state or political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

      "HAZARDOUS MATERIAL" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law as a result of its hazardous or toxic nature.

      "HEDGE AGREEMENTS" means any and all agreements, devices, or arrangements designed to protect the Borrower from the fluctuations of interest rates, exchange rates, or forward rates applicable to its assets, liabilities, or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap, swap or collar protection agreements, and forward rate currency or interest rate options, as the same may be amended or modified and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations, or assignments of any of the foregoing.

      "INTELLECTUAL PROPERTY" means any U.S. or foreign patents, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including, without limitation, unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights and internet web sites or domain names.

CREDIT AGREEMENT - PAGE 10

      "INTEREST EXPENSE" means, for any period and for any Person, the sum of
(a) interest expense of such Person calculated without duplication on a consolidated basis for such period in accordance with GAAP, PLUS (b) expenses paid under Hedge Agreements during such period, MINUS (c) payments received under Hedge Agreements during such period.

      "INTEREST PERIOD" means with respect to any Libor Account, each period commencing on the date such Account is established or Continued, or Converted from a Base Rate Account to a Libor Account, or the last day of the next preceding Interest Period with respect to such Libor Account, and ending on the numerically corresponding day in the first, second or third calendar month thereafter, as the Borrower may select as provided in SECTION 4.4 or SECTION 5.1, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than ten (10) Interest Periods shall be in effect at the same time; (d) no Interest Period for any Libor Account shall have a duration of less than one (1) month and, if the Interest Period would otherwise be a shorter period, the related Libor Account shall not be available hereunder; and (e) no Interest Period in respect of any Term Loan may extend beyond a principal repayment date thereof unless, after giving effect thereto, the aggregate principal amount of such Term Loan subject to Libor Accounts having Interest Periods that end after such principal payment date shall be equal to or less than the aggregate principal amount of such Term Loan to be outstanding hereunder after such principal payment date.

      "INVENTORY" means all inventory now owned or hereafter acquired by the Borrower or any Subsidiary of the Borrower wherever located and whether or not in transit, which is or may at any time be held for sale or lease, or furnished under any contract (exclusive of leases of real Property) for service or held or used as raw materials, work in process, or supplies or materials used or consumed in the business of the Borrower or any Subsidiary of the Borrower.

      "INVESTMENT PORTFOLIO" means the portions of Receivables Securitizations retained by the Borrower and held by the Borrower as investments, as determined in the sole discretion of the Administrative Agent, excluding all assets which have been or are required to be transferred under the Project Brave Purchase Agreements.

      "INVESTMENTS" has the meaning specified in SECTION 11.5.

      "JOINDER AGREEMENT" means an agreement which has been or will be executed by a Subsidiary adding it as a party to a Subsidiary Guaranty and certain of the other Security Documents, in substantially the form of EXHIBIT "G", as the same may be amended or otherwise modified.

      "LEAD ARRANGER" has the meaning set forth in the introductory paragraph of this Agreement.

      "LENDER" has the meaning set forth in the introductory paragraph of this Agreement.

CREDIT AGREEMENT - PAGE 11

      "LIBOR ACCOUNT" means any portion of a Loan that bears interest at a rate based upon the Adjusted Libor Rate.

      "LIBOR RATE" means, for any Libor Account for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Markets Service (formerly known as Telerate) Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Libor Rate" shall mean, for any Libor Account for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

      "LIBOR RATE MARGIN" means 3% per annum.

      "LIEN" means any lien, mortgage, security interest, tax lien, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

      "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Documents, the Joinder Agreements, any Hedge Agreement between the Borrower or any Subsidiary of the Borrower and any Lender and all other agreements, documents, and instruments now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions, or restatements thereof.

      "LOAN PARTY" means (a) the Borrower, (b) FIFSG, (c) FIVH, (d) each Subsidiary of the Borrower (other than the Exempt Subsidiaries), and (e) any other Person who is or becomes a party to any agreement, document, or instrument that Guarantees or secures payment or performance of the Obligations or any part thereof.

      "LOANS" means Revolving Loans and Term Loans.

      "MANAGED ASSETS" means "Receivables Held for Investment" as determined historically for inclusion under such item in the consolidated balance sheet of FIFSG provided that such term shall: (i) not include any Receivables of ALAC Receivables Corporation, ALAC Automobile Receivables Trust 1998-1 or ALAC LLC;
(ii) not be adjusted for any changes in GAAP; and (iii) include Receivables of the Borrower and its Subsidiaries (other than those noted in clause (i) above) that have been included in an off-balance sheet Securitization program created by the Borrower or such Subsidiaries after the Closing Date.

      "MANDATORY PREPAYMENT PERIOD" has the meaning specified in SECTION 5.4.

CREDIT AGREEMENT - PAGE 12

      "MATERIAL ADVERSE EFFECT" means, with respect to any Person, any material adverse effect, or the occurrence of any event or the existence of any condition that could reasonably be expected to have a material adverse effect, on (a) the prospects, business or financial condition, or performance of such Person or of such Person and its Subsidiaries, taken as a whole, (b) the ability of such Person to pay and perform the obligations for which such Person is responsible when due, (c) with respect to any Loan Party, the validity or enforceability of
(i) any of the Loan Documents, (ii) any Lien created or purported to be created by any of the Loan Documents or the required priority of any such Lien, or (iii) the rights and remedies of the Administrative Agent or the Lenders under any of the Loan Documents or (d) a default or other event shall occur under any Receivables Securitization program that results in accelerated amortization of the related Securities where such accelerated amortization is not, in the sole judgment of the Administrative Agent, subject to reversal by action readily available to the Borrower.

      "MAXIMUM RATE" means, at any time and with respect to any Lender, the maximum rate of nonusurious interest under applicable law that such Lender may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges contracted for, charged, or received in connection with the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law to the extent applicable, if at all, the applicable rate ceiling shall be the indicated rate ceiling described in, and computed in accordance with, the Texas Credit Code.

      "MORTGAGED PROPERTY" means, any Property consisting of real property or interests therein which becomes or is required to become subject to a Mortgage pursuant to SECTION 7.4, and "MORTGAGED PROPERTIES" means all of such real property or interests, collectively.

      "MORTGAGE" means any (if any) deed of trust, leasehold deed of trust, mortgage, leasehold mortgage, collateral assignment of leases, or other real estate security document executed and delivered pursuant to this Agreement by any Loan Party in favor of the Administrative Agent for the benefit of itself and the Lenders with respect to any Mortgaged Property, and any and all amendments, modifications, supplements, renewals or restatements thereof, and "MORTGAGES" means all of such Mortgages, collectively.

      "MULTIEMPLOYER PLAN" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by any Loan Party or any ERISA Affiliate at any time within the six (6) year period preceding the date hereof or hereafter and which is covered by Title IV of ERISA.

      "NET PROCEEDS" means (i) in connection with any disposition of assets of any Loan Party (or the assets of any direct or indirect Subsidiary of a Loan Party), the cash proceeds received by such Loan Party from such disposition (including, without limitation, payments under notes or other debt Securities received in connection with any such disposition, but only as and when received) net of (a) the costs of such disposition (including reasonable, out-of-pocket professional fees and expenses,

CREDIT AGREEMENT - PAGE 13
investment banking fees, financial advisory fees, taxes, notarial fees, survey costs, title insurance premiums, required escrow deposits, and purchase price adjustments and other customary fees and expenses, in each case attributable to and actually paid in connection with such disposition), and (b) amounts applied to repayment of Debt (other than the Obligations) secured by a lien, security interest, claim or encumbrance on the asset or property disposed and (ii) in connection with issuance of any equity Securities, the cash proceeds received from such issuance, net of all costs of such issuance (including, without limitation, reasonable, out-of-pocket professional fees and expenses, notarial fees, underwriting discounts and commissions, and other customary fees and expenses) actually paid.

      "NOTES" means the Revolving Notes referred to in SECTION 3.2 and the Term Notes referred to in SECTION 2.2.

      "NOTICE OF BORROWING" has the meaning specified in SECTION 5.3.

      "OBLIGATIONS" means any and all (a) obligations, indebtedness, and liabilities of the Borrower to the Administrative Agent and the Lenders, or any of them, arising pursuant to any of the Loan Documents, whether now existing or hereafter arising, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of the Borrower to repay the Loans, interest on the Loans and all fees, costs, and expenses (including, without limitation, attorneys' fees) provided for in the Loan Documents, and (b) indebtedness, liabilities, and obligations of any Loan Party under any Hedge Agreement that it may enter into with the Administrative Agent or any Lender if and to the extent that such Hedge Agreement is permitted in accordance with SECTION 11.1(H).

      "OTHER TAXES" has the meaning specified in SECTION 6.6(B).

      "OUTSTANDING REVOLVING CREDIT" means, at any time of determination, the aggregate amount of Revolving Loans then outstanding (or when calculated with respect to any Lender, such Lender's pro rata share of the Revolving Loans then outstanding).

      "PAST DUE RECEIVABLES" means Receivables of the Borrower that would be Eligible Receivables but for the failure of such Receivables to meet the requirements of clause (d) of the definition of Eligible Receivables.

      "PAST DUE RECEIVABLES AMOUNT" means, on any day, the aggregate unpaid principal balance on such day of all Past Due Receivables.

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

      "PERMITTED LIENS" means the Liens permitted by SECTION 11.2.

      "PERSON" means any individual, corporation, limited liability company, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity.

CREDIT AGREEMENT - PAGE 14

      "PLAN" means any employee benefit plan established or maintained by any Loan Party or any ERISA Affiliate and which is subject to Title IV of ERISA.

      "PRIME RATE" means the per annum rate of interest established from time to time by Bank of America as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America to its customers.

      "PRINCIPAL OFFICE" means the office of the Administrative Agent, located at 901 Main Street, 66th Floor, Dallas, Texas 75202.

      "PROHIBITED TRANSACTION" means any transaction described in Section 406 or 407 of ERISA or Section 4975(c)(1) of the Code for which no statutory or administrative exemption applies.

      "PROJECT BRAVE PURCHASE AGREEMENTS" means that certain Amended and Restated Contract Purchase Agreement, dated as of August 8, 2000, by and between First Investors Servicing Corporation and FIFS Acquisition Funding Company, L.L.C. and that certain Amended and Restated NIM Collateral Purchase Agreement, dated as of August 8, 2000, by and between First Investors Servicing Corporation, ALAC Receivables Corp. and FIFS Acquisition Funding Company, L.L.C., as amended by that certain First Amendment to Amended and Restated NIM Collateral Purchase Agreement, dated as of September 15, 2000, as such documents may be amended from time to time after the Closing Date provided that no such amendment shall have the effect of reducing or changing the Collateral for the Obligations.

      "PROJECTIONS" means the Borrower's forecasted consolidated: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all materially consistent with the Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions in a form acceptable to the Administrative Agent.

      "PROPERTY" means, for any Person, property or assets of all kinds, real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.

      "QUARTERLY PAYMENT DATE" means the last day of March, June, September and December of each year, the first of which shall be March 31, 2001.

      "RECEIVABLES" means, as at any date of determination thereof, each and every "account" as such term is defined in article or chapter 9 of the UCC (or any successor statute) and includes, without limitation, all of the present and future rights to payment under any retail installment sales contract or installment note and related security agreement, arising from the sale of a motor vehicle or the refinancing thereof.

      "REGISTER" has the meaning specified in SUBSECTION 15.8(C).

      "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended, modified, or supplemented from time to time or any successor regulation therefor.

CREDIT AGREEMENT - PAGE 15

      "REGULATORY CHANGE" means, with respect to any Lender, any change after the date of this Agreement (other than with respect to taxes excluded by the first sentence of SECTION 6.6(A)) in U.S. federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests (other than with respect to taxes excluded by the first sentence of SECTION 6.6(A)) applying to a class of lenders including such Lender of or under any U.S. federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof.

      "RELEASE" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or from property owned by such Person, including, without limitation, the migration of Hazardous Materials through or in the air, soil, surface water, ground water, or property, in violation of Environmental Laws.

      "REMEDIAL ACTION" means all actions required under applicable Environmental Laws to (a) cleanup, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care; PROVIDED that "Remedial Action" shall not include such actions taken in the normal course of business and in material compliance with Environmental Laws.

      "RENTAL EXPENSE" means, for any period and for any Person, the rental or lease expense of such Person under operating leases calculated without duplication on a consolidated basis for such period as determined in accordance with GAAP.

      "REPLACEMENT LENDER" has the meaning specified in SECTION 6.8(B).

      "REPORTABLE EVENT" means any of the events set forth in Section 4043 of ERISA for which the 30-day notice requirement has not been waived by the PBGC.

      "REQUIRED LENDERS" means (a) at any time during the term of this Agreement when there are three or more Lenders, a majority of such Lenders, based on the number of Lenders hereunder, provided that such majority Lenders hold at least 66 2/3% of the total outstanding Commitments hereunder, and (b) at any time during the term of this Agreement when there are two or fewer Lenders, all of such Lenders.

      "RESERVE REQUIREMENT" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against, in the case of Libor Accounts, "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Libor Rate is to be determined, or (ii) any category of

CREDIT AGREEMENT - PAGE 16
extensions of credit or other assets which include Libor Accounts. The Adjusted Libor Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

      "RESPONSIBLE OFFICER" means either (a) the individual who is the president of both the Borrower and FIFSG or (b) the individual who is the chief financial officer of the Borrower and FIFSG.

      "REVOLVING COMMITMENT" means, as to each Lender, the obligation of such Lender to make advances of funds in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto (or if applicable, the most recent Assignment and Acceptance executed by it) under the heading "Revolving Commitment", as the same may be reduced or terminated pursuant to SECTION 3.6,
SECTION 5.4, or SECTION 13.2. The aggregate amount of all the Revolving Commitments as of the Closing Date equals Zero Dollars ($0); thereafter, commitments of existing Lenders and commitments of new Lenders may be added (with respect to commitments of new Lenders, with the consent of the Administrative Agent) up to an aggregate amount for all Lenders not to exceed Two Million Dollars ($2,000,000).

      "REVOLVING LOANS" means, as to any Lender, the advances made by such Lender pursuant to SECTION 3.1, and, as to all Lenders making such Loans, all such Loans made or held by such Lenders pursuant to SECTION 3.1.

      "REVOLVING LOANS BORROWING BASE" means, at any time, an amount equal to 50% of Past Due Receivables.

      "REVOLVING NOTES" means the promissory notes provided for by SECTION 3.2 and all amendments or other modifications thereof.

      "REVOLVING TERMINATION DATE" means December 22, 2002.

      "SECURITIES" means any stock, shares, options, warrants, voting trust certificates, or other instruments evidencing an ownership interest or a right to acquire an ownership interest in a Person or any bonds, debentures, notes, or other evidences of indebtedness for borrowed money, secured or unsecured.

      "SECURITIZATION" means the Receivables warehouse line provided by the FIRC Agreement, the Receivables warehouse line provided by Variable Funding Capital Corporation to First Investors Auto Capital Corporation, any similar Receivables warehouse line, the commercial paper facility provided by Enterprise to FIARC, and any securitization of the Borrower's Receivables through the issuance of asset-backed Securities (including the Project Brave LLP program and the First Investors Auto Owner Trust 2000-A) on terms and conditions satisfactory to the Administrative Agent in its sole discretion.

      "SECURITY AGREEMENTS" means security agreements, pledge agreements, securities pledge agreements, debenture pledge agreements, and other agreements, documents or instruments evidencing or creating a Lien as security for the Obligations or any portion thereof in form and

CREDIT AGREEMENT - PAGE 17
substance satisfactory to the Administrative Agent executed by any of the Borrower, each Subsidiary of the Borrower, and any other Loan Party, dated the Closing Date or a subsequent date (in the case of Subsidiaries acquired after the Closing Date), in favor of the Administrative Agent, for the benefit of itself and the Lenders, and any such agreement, document, or instrument executed pursuant to ARTICLE 7, and any and all amendments, modifications, supplements, renewals, extensions, or restatements thereof.

      "SECURITY DOCUMENTS" means the Guaranties, the Security Agreements, and the Mortgages, as such agreements may be amended, modified, supplemented, renewed, extended, or restated from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, or other collateral assignments, completion or surety bonds, standby agreements, subordination agreements, undertakings, and other agreements, documents, instruments, and financing statements now or hereafter executed and/or delivered by any Loan Party in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

      "SOLVENT" means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations, and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

      "SUBSIDIARY" means, (a) when used to determine the relationship of a Person to another Person, a Person of which an aggregate of more than 50% or more of the Capital Stock is owned of record or beneficially by such other Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such Capital Stock (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of Capital Stock which is not issued by a corporation, if such ownership interests constitute a majority voting interest, and (b) when used with respect to a Plan, ERISA, or a provision of the Code pertaining to employee benefit plans, means,

CREDIT AGREEMENT - PAGE 18
with respect to a Person, any corporation, trade, or business (whether or not incorporated) which is under common control with such Person and is treated as a single employer with such Person under Section 414(b) or (c) of the Code and the regulations thereunder.

      "SUBSIDIARY GUARANTY" means the guaranty of the Subsidiaries of the Borrower (other than the Exempt Subsidiaries) in favor of the Administrative Agent, for the benefit of itself and the Lenders, in substantially the form of EXHIBIT "F", as the same may be modified pursuant to one or more Joinder Agreements and as the same may be otherwise modified from time to time.

      "TANGIBLE NET WORTH" means, with respect to any Person, at any time, the consolidated stockholders' equity of such Person and its Subsidiaries, as determined on a consolidated basis in accordance with GAAP, MINUS intangible assets of such Person and its consolidated Subsidiaries (including, without limitation, capitalized fees).

      "TAXES" has the meaning specified in SECTION 6.6.

      "TERM COMMITMENT" means, with respect to any Lender, the obligation of such Lender to make an advance of funds on the Closing Date (or with respect to any Person becoming a Lender after the Closing Date, on such date) in the principal amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Term Commitment." The aggregate amount of all of the Term Commitments as of the Closing Date equals Thirteen Million Five Hundred Thousand Dollars ($13,500,000). The Term Commitment of each Lender shall become zero immediately upon the advance made by such Lender pursuant to SECTION 2.1.

      "TERM LOANS" means, as to any Lender, the Term Loans made or held by such Lender pursuant to SECTION 2.1 and, as to all Lenders making such Loans, all such Loans made or held by such Lenders pursuant to SECTION 2.1.

      "TERM LOANS BORROWING BASE" means, at any time, an amount equal to the product of (I) the Advance Percentage and (II) the excess of (x) the sum of (a) 100% of unrestricted cash of the Borrower (which, for the avoidance of doubt, shall exclude any amounts which have been or are required to be transferred under the Project Brave Purchase Agreements), PLUS (b) the product of (1) the lesser of (i) 94% or (ii) the current weighted average effective advance rate under the FIARC Agreement and (2) the Eligible Receivables of the Borrower, PLUS
(c) 50% of the present value of the residual cash flows due to the Borrower out of its Investment Portfolio, as determined by the Administrative Agent in its sole discretion from time to time over (y) the Term Loan Derivative Risk Adjusted Exposure.

      "TERM LOAN DERIVATIVE RISK ADJUSTED EXPOSURE" means the outstanding derivative risk-adjusted exposure of the Borrower determined by the Administrative Agent in its sole discretion in an amount up to, but not exceeding, One Million Three Hundred Thousand Dollars ($1,300,000).

      "TERM NOTES" means the promissory notes provided for by SECTION 2.2 and all amendments or other modifications thereof.

      "TERM TERMINATION DATE" means December 22, 2002.

CREDIT AGREEMENT - PAGE 19

      "TERMINATION DATE" means the Revolving Termination Date or the Term Termination Date.

      "TERMINATION EVENT" means (a) a Reportable Event, or (b) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or the appointment of a trustee to administer any Plan.

       "TOTAL LIABILITIES" means, at the time of determination and without duplication, all amounts which, in conformity with GAAP, would be included in total liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries.

      "TYPE" shall mean either type of Account (i.e., a Base Rate Account or Libor Account).

      "UCC" means the Uniform Commercial Code as in effect in the State of Texas and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

      "UNFUNDED VESTED ACCRUED BENEFITS" means with respect to any Plan at any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Plan exceeds, (b) the fair market value of all Plan assets allocable to such benefits; all determined as of the then most recent valuation date for such Plan.

      "U.S." means the United States of America.

      "VOTING STOCK" means Capital Stock of a Person having by the terms thereof ordinary voting power to elect a majority of the board of directors (or similar governing body) of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency).

      "WHOLLY-OWNED SUBSIDIARY" means any Subsidiary that is owned 100% by the Borrower and/or a Subsidiary of the Borrower.

      Section 1.2 OTHER DEFINITIONAL PROVISIONS. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article, Section, and Schedule references pertain to Articles, Sections, and Schedules of this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

Section 1.3 ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent and the Lenders hereunder shall be prepared, in accordance with GAAP, on a "consistent basis" with those used in the preparation of the financial statements referred to in SECTION 9.2.

CREDIT AGREEMENT - PAGE 20

All calculations made for the purposes of determining compliance with the provisions of this Agreement shall be made by application of GAAP, on a "consistent basis" with those used in the preparation of the financial statements referred to in SECTION 9.2. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period. Changes in the application of accounting principles which do not have a material impact on calculating the financial covenants herein shall be deemed comparable in all material respects to accounting principles applied in a preceding period. To enable the ready and consistent determination of compliance by the Borrower with its obligations under this Agreement, the Borrower will not, nor will it permit any other Loan Party to, change the manner in which either the last day of its Fiscal Year or the last days of the first three Fiscal Quarters of its Fiscal Years is calculated without the prior written consent of the Required Lenders. In the event any changes in accounting principles required by GAAP, recommended by the Borrower's or any other Loan Party's certified public accountants or requested by the Borrower (or that the Borrower otherwise requests and the Administrative Agent and the Required Lenders agree to accept, such agreement not unreasonably to be denied) and implemented by the Borrower or any other Loan Party occur and such changes result in a change in the method of the calculation of financial covenants under this Agreement, then the Borrower, the Administrative Agent, and the Required Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such changes with the desired result that the criteria for evaluating such covenants shall be the same after such changes as if such changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent, and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such changes had not occurred.

      Section 1.4 TIME OF DAY. Unless otherwise indicated, all references in this Agreement to times of day shall be references to Dallas, Texas time.

                                   ARTICLE 2

                               TERM LOAN FACILITY

      Section 2.1 TERM LOANS. Subject to the terms and conditions of this Agreement, each Lender who holds a Term Commitment severally agrees to make one advance of funds to the Borrower in an aggregate principal amount not to exceed the amount of such Lender's Term Commitment as then in effect; provided, HOWEVER, the outstanding Term Loans of all of the Lenders shall not at any time exceed the lesser of (i) the Term Loans Borrowing Base or (ii) the aggregate Term Commitments. Each Lender's advance of its Term Commitment will be made pro rata among the holders of the Term Commitment in relation to their separate Commitments. The Borrower may not repay and reborrow advances under the Term Loans. The Borrower may establish Base Rate Accounts or Libor Accounts in respect of Term Loans and, until the Term Termination Date, the Borrower may Continue Libor Accounts established under the Term Loans or Convert Accounts established under the Term Loans of one Type into Accounts of another Type. Accounts of each Type established under the Term Loans made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Accounts of such Type.

CREDIT AGREEMENT - PAGE 21

      Section 2.2 TERM NOTES. Each Term Loan made by a Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of EXHIBIT "B", payable to the order of such Lender, in the maximum principal amount equal to its Term Commitment and otherwise duly completed.

      Section 2.3 REPAYMENT OF TERM LOANS. The Borrower shall pay to the Administrative Agent for the account of the Lenders who hold Term Loans the aggregate principal amount of the Term Loans advanced as provided for in SECTION
5.4 and in installments as follows:

            (a) Three Million Dollars ($3,000,000) of the Term Loans due to Bank of America will be due and payable to Bank of America only (and not to be paid to or shared with any other Lender), such amount to be due and payable in principal installments of Three Hundred Thousand Dollars ($300,000) each on each six-month anniversary of the Closing Date until such Three Million Dollars ($3,000,000), subject to reduction as provided in the following proviso (but not by reason of payments due under CLAUSE
      (B) below or under SECTION 5.4(A)), is paid in full; PROVIDED that the amount of such payment shall be reduced dollar for dollar by the amount of any assumption after the Closing Date and prior to payment of the last such installment of the Term Commitment of Bank of America as provided in
      SECTION 15.8, such reduction to be applied to such Three Hundred Thousand Dollar ($300,000) principal installments in their inverse order of maturity; PROVIDED, FURTHER, however, that neither shall any portion or all of such $3,000,000 or any $300,000 principal installment thereof become due and payable nor shall any $300,000 principal installment be paid if on any date for such payment a Default shall have occurred and be continuing.

            (b) Consecutive quarterly principal installments in an aggregate amount equal to $675,000 due and payable to the Lenders ratably on each Quarterly Payment Date commencing on the first Quarterly Payment Date after the Closing Date and continuing on each Quarterly Payment Date thereafter through and including the Term Termination Date.

            (c) In any event, all unpaid Obligations in respect of the Term Loans will be due and payable on the Term Termination Date.

      Section 2.4 USE OF PROCEEDS. Subject to the terms of this Agreement, the proceeds of the Term Loans shall be used by the Borrower for general corporate purposes and the financing of working capital requirements. Section 2.5 TERM LOANS BORROWING BASE. Percentages used from time to time in calculating the Term Loans Borrowing Base are for the sole purpose of determining the maximum amount of the outstanding Term Loans and shall not be evidentiary of or binding upon the Administrative Agent or the Lenders with respect to the market value or liquidation value of any Collateral. Funding of Term Loans hereunder shall at all times remain subject to confirmation by the Administrative Agent of the Term Loans Borrowing Base. Any request for a Term Loan which, if funded, would result in the unpaid balance of the Term Loans being in excess of the amount allowed by this Agreement shall be declined by the Administrative Agent without prior notice.

CREDIT AGREEMENT - PAGE 22

                                   ARTICLE 3

                            REVOLVING CREDIT FACILITY

      Section 3.1 REVOLVING COMMITMENTS. Subject to the terms and conditions of this Agreement, each Lender who has agreed to provide a Revolving Commitment severally agrees to make advances to the Borrower from time to time from and including the Closing Date to but excluding the Revolving Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Lender's Revolving Commitment as then in effect; PROVIDED, HOWEVER, (a) the Outstanding Revolving Credit applicable to a Lender shall not at any time exceed such Lender's Revolving Commitment, (b) the Outstanding Revolving Credit of all of the Lenders shall not at any time exceed the lesser of (i) the Revolving Loans Borrowing Base or (ii) the aggregate Revolving Commitments, and (c) no advance shall be made at any time other than concurrently with or within 3 calendar days after the closing of a securitization of the Borrower's Receivables through the issuance of debt Securities amortizing over time and not constituting a "warehouse" or revolving credit facility. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, prepay, and reborrow hereunder the amount of the Revolving Commitments and may establish Base Rate Accounts and Libor Accounts thereunder and, until the Revolving Termination Date, the Borrower may Continue Libor Accounts established under the Revolving Loans or Convert Accounts established under the Revolving Loans of one Type into Accounts of the other Type.

      Section 3.2 NOTES. The Revolving Loans made by a Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of EXHIBIT "A", payable to the order of such Lender, in the maximum principal amount equal to its Revolving Commitment as originally in effect (or, if greater, its Revolving Commitment thereafter increased) and otherwise duly completed. Section

      3.3 REPAYMENT OF REVOLVING LOANS. The Borrower shall pay to the Administrative Agent, for the account of the Lenders, the outstanding principal amount of each Revolving Loan no later than six months after the date such Revolving Loan was first advanced and all outstanding Revolving Loans on the Revolving Termination Date.

      Section 3.4 USE OF PROCEEDS. Subject to the terms of this Agreement, the proceeds of the Revolving Loans shall be used by the Borrower for general corporate purposes and the financing of working capital requirements. Section

      3.5 REVOLVING COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee on the daily average unused amount of such Lender's Revolving Commitment for the period from and including the Closing Date to and including the Revolving Termination Date, at a per annum rate equal to 0.35%, computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day). Accrued commitment fees under this SECTION 3.5 shall be payable in arrears on each Quarterly Payment Date and on the Revolving Termination Date.

CREDIT AGREEMENT - PAGE 23

      Section 3.6 TERMINATION OR REDUCTION OF REVOLVING COMMITMENTS. The Borrower shall have the right to terminate fully or to reduce in part the unused portion of the Revolving Commitments at any time and from time to time, PROVIDED that: (a) the Borrower shall give the Administrative Agent at least one (1) Business Day notice of each such termination or reduction as provided in SECTION
5.3 hereof; and (b) each partial reduction shall be in an aggregate amount at least equal to Five Hundred Thousand Dollars ($500,000) or any multiple One Hundred Thousand Dollars ($100,000) in excess thereof. The Revolving Commitments may not be reinstated after they have been terminated or reduced.

      Section 3.7 REVOLVING LOANS BORROWING BASE. Percentages used from time to time in calculating the Revolving Loans Borrowing Base are for the sole purpose of determining the maximum amount of the Outstanding Revolving Credit and shall not be evidentiary of or binding upon the Administrative Agent or the Lenders with respect to the market value or liquidation value of any Collateral. Funding of Revolving Loans hereunder shall at all times remain subject to confirmation by the Administrative Agent of the Revolving Loans Borrowing Base. Any request for a Revolving Loan which, if funded, would result in the unpaid balance of the Revolving Loans being in excess of the amount allowed by this Agreement shall be declined by the Administrative Agent without prior notice.

                                   ARTICLE 4

                                INTEREST AND FEES

      Section 4.1 INTEREST RATE. The Borrower shall pay to the Administrative Agent, for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan to but excluding the date such Loan is due, at a fluctuating rate per annum equal to the Applicable Rate. The term "APPLICABLE RATE" means:

            (a) during the period that such Loans or portions thereof are subject to a Base Rate Account, the Base Rate, PLUS the Base Rate Margin; and

            (b) during the period that such Loans or portions thereof are subject to a Libor Account, the Adjusted Libor Rate, PLUS the Libor Rate Margin.

      Section 4.2 PAYMENT DATES. Accrued interest on the Loans shall be due and payable as follows: (i) in the case of Loans subject to Base Rate Accounts, on each Quarterly Payment Date and on the Termination Date of such Loan; (ii) in the case of Loans subject to Libor Accounts and with respect to each such Account, on (A) the last day of the Interest Period with respect thereto, (B) in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period, and (C) on the Termination Date of such Loan.

      Section 4.3 DEFAULT INTEREST. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, the Borrower will pay to the Administrative Agent for the account of each Lender interest at the applicable Default Rate on any principal of any Loan made by such Lender, and (to the fullest extent permitted by law)

CREDIT AGREEMENT - PAGE 24
any other amount payable by the Borrower under any Loan Document to or for the account of the Administrative Agent or such Lender.

      Section 4.4 CONVERSIONS AND CONTINUATIONS OF ACCOUNTS. Subject to SECTION
5.2 hereof, the Borrower shall have the right from time to time to Convert all or part of any Base Rate Account in existence under a Loan into a Libor Account under the same Loan or to continue Libor Accounts in existence under a Loan as Libor Accounts under the same Loan, PROVIDED that: (a) the Borrower shall give the Administrative Agent notice of each such Conversion or Continuation as provided in SECTION 5.3 hereof; (b) subject to SECTION 6.3 hereof, a Libor Account may only be Converted on the last day of the Interest Period therefor; and (c) except for Conversions into Base Rate Accounts, no Conversions or Continuations shall be made without the consent of the Administrative Agent and the Required Lenders while a Default has occurred and is continuing.

      Section 4.5 COMPUTATIONS. Except of calculations of the Prime Rate (which shall be made of the basis of a year of 365 or 366 days and the actual number of days elapsed), interest and fees payable by the Borrower hereunder and under the other Loan Documents shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable unless such calculation would result in a rate that exceeds the Maximum Rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

                                   ARTICLE 5

                             ADMINISTRATIVE MATTERS

  Section 5.1 BORROWING PROCEDURE. The Borrower shall give the Administrative Agent, and the Administrative Agent will give the Lenders, notice of each borrowing under the Commitments in accordance with SECTION 5.3 hereof. Not later than 11:00 a.m. on the date specified for each borrowing under the applicable Commitment, each Lender obligated with respect to such Commitment will make available the amount of the Loan to be made by it on such date to the Administrative Agent, at the Principal Office, in immediately available funds, for the account of the Borrower. The amounts received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by 2:00 p.m. at the Borrower's direction by transferring the same, in immediately available funds by wire transfer, automated clearinghouse debit, or interbank transfer to (a) a bank account of the Borrower designated by the Borrower in writing or (b) a Person or Persons designated by the Borrower in writing.

      Section 5.2 MINIMUM AMOUNTS. Except for prepayments and Conversions pursuant to SECTION 5.4(A) and ARTICLE 6 hereof, each Base Rate Account applicable to a Loan and each prepayment of principal of a Loan shall be in a minimum principal amount of Five Hundred Thousand Dollars ($500,000) or increments One Hundred Thousand Dollars ($100,000) in excess thereof. Each LIBOR Account applicable to a Loan shall be in a minimum principal amount of Five Hundred Thousand Dollars ($500,000) or increments One Hundred Thousand Dollars ($100,000) in excess thereof.

CREDIT AGREEMENT - PAGE 25

      Section 5.3 CERTAIN NOTICES. Notices by the Borrower to the Administrative Agent of terminations or reductions of Commitments, of borrowings and prepayments of Loans and of Conversions or Continuations of Accounts shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 11:00 a.m. on the Business Day prior to (or, with respect to Base Rate Accounts, on) the date of the relevant termination, reduction, borrowing, Conversion, Continuation, or other repayment specified below:

        ==================================================================
                                                               NUMBER OF
                                                             BUSINESS DAYS
                        NOTICE                                   PRIOR

        Termination or reduction of Commitments                    1
        ------------------------------------------------------------------
        Borrowing of Loans subject to Base Rate
        Accounts, prepayment or repayment of Loans
        subject to Base Rate Accounts, or Conversions
        into Base Rate Accounts                                    0
        ------------------------------------------------------------------
        Borrowing, prepayment, or repayment of Loans
        subject to Libor Accounts, Conversions into or
        Continuations as Libor Accounts                            3
        ==================================================================

Any notices of the type described in this SECTION 5.3 which are received by the Administrative Agent after the applicable time set forth above on a Business Day shall be deemed to be received and shall be effective on the next Business Day. Each such notice of termination or reduction shall specify the applicable Commitments to be affected and the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation, or prepayment (a "NOTICE OF BORROWING") shall be in the form of EXHIBIT "C" hereto and shall specify (a) the Loans to be borrowed or prepaid or the Accounts to be Converted or Continued; (b) the amount (subject to SECTION 5.2 hereof) to be borrowed, Converted, Continued, or prepaid; (c) in the case of a Conversion, the Type of Account to result from such Conversion; (d) in the case of a borrowing, the Type of Account or Accounts to be applicable to such borrowing and the amounts thereof; (e) in the event a Libor Account is selected, the duration of the Interest Period therefor; and (f) the date of borrowing, Conversion, Continuation, or prepayment (which shall be a Business Day). Any notices by the Borrower of the type described in this SECTION 5.3 may be made orally or in writing and, if made orally, must be confirmed in writing not more than two (2) Business Days after the notice is given. The Administrative Agent shall notify the Lenders of the contents of each such notice on the date of its receipt of the same or, if received on or after the applicable time set forth above on a Business Day, on the next Business Day. In the event the Borrower fails to select the Type of Account applicable to a Loan, or the duration of any Interest Period for any Libor Account, within the time period and otherwise as provided in this SECTION 5.3, such Account (if outstanding as a Libor Account) will be automatically Converted into a Base Rate Account on the last day of the preceding Interest Period for such Account or (if outstanding as a Base Rate Account) will remain as, or (if not then outstanding) will be made as, a Base Rate Account. The Borrower may not borrow any Loans subject to a Libor Account, Convert any Base Rate Accounts into Libor Accounts, or Continue any Libor Account as a Libor Account if the Applicable Rate for such Libor Accounts would exceed the Maximum Rate.

CREDIT AGREEMENT - PAGE 26

      Section 5.4 PREPAYMENTS.

            (a) MANDATORY.

                  (i) REVOLVING LOANS. If at any time the Outstanding Revolving
            Credit exceeds the lesser of the aggregate Revolving Commitments or the Revolving Loans Borrowing Base, the Borrower shall, within one Business Day after the occurrence thereof, prepay the outstanding Revolving Loans by the amount of such excess.

                  (ii) TERM LOANS. If at any time the aggregate amount of Term
            Loans outstanding exceeds the lesser of the aggregate Term Commitments or the Term Loans Borrowing Base, the Borrower shall, within one Business Day after the occurrence thereof, prepay the outstanding Term Loans by the amount of such excess.

                  (iii) DISPOSITION OF FIIC. If at any time the Borrower sells or otherwise disposes of all or substantially all of the assets of FIIC or a majority of the Capital Stock of FIIC, the Borrower shall, concurrently therewith, prepay the outstanding Term Loans by the Net Proceeds of such disposition. Amounts prepaid pursuant to this
            SECTION 5.4(A)(III) shall be applied to the Term Loans, pro rata with respect to each remaining payment of principal payable under
            SECTION 2.3(B) until the Term Loans are paid in full and then to the Revolving Loans.

                  (iv) ADVANCES UNDER WAREHOUSE AGREEMENTS MORE FAVORABLE. If at
            any time the Receivables advance rate available to the Borrower under the FIARC Agreement (or any replacement bank Receivables warehouse line) is increased over the effective advance rate in effect under the FIARC Agreement on the date of this Agreement, the Borrower shall prepay the Loans outstanding hereunder in an amount equal to the additional amount available for borrowing by reason of such increased advance rate under such warehouse facility. Amounts prepaid pursuant to this SECTION 5.4(A) (IV) shall be applied to the Term Loans, pro rata with respect to each remaining payment of principal payable under SECTION 2.3(B) until the Term Loans are paid in full and then to the Revolving Loans.

                  (v) PREPAYMENTS FROM EQUITY OFFERINGS. In the event that the
            Borrower or any Subsidiary of the Borrower issues Capital Stock for cash or cash equivalents, no later than the third Business Day following the date of receipt of the Net Proceeds from such issuance, the Borrower shall make a prepayment in respect of the Obligations equal to 50% of the amount of such Net Proceeds. Amounts prepaid pursuant to this SECTION 5.4(A)(V) shall be applied to the Term Loans, pro rata with respect to each remaining payment of principal payable under SECTION 2.3(B) until the Term Loans are paid in full and then to the Revolving Loans.

            (b) OPTIONAL. Subject to SECTION 5.2 and the provisions of this clause (b), the Borrower may, at any time and from time to time without premium or penalty upon prior notice to the Administrative Agent as specified in SECTION 5.3, prepay or repay any Loan in full or in part. Any optional prepayment of the Term Loans shall be accompanied with accrued interest on the amount prepaid to the date of prepayment. Any partial prepayments of the Term Loans shall be applied to installments due under the Term Loans, pro rata with

CREDIT AGREEMENT - PAGE 27
respect to each remaining installment of principal. Loans subject to a Libor Account may be prepaid or repaid only on the last day of the Interest Period applicable thereto unless the Borrower pays to the Administrative Agent, for the account of the applicable Lenders, any amounts due under SECTION 6.5 as a result of such prepayment or repayment.

      Section 5.5 METHOD OF PAYMENT. Except as otherwise expressly provided herein, all payments of principal, interest, and other amounts to be made by the Borrower or any other Loan Party under the Loan Documents shall be made to the Administrative Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without set-off, deduction, or counterclaim, not later than 1:00 p.m. on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
Day). The Borrower shall, at the time of making each such payment, specify to the Administrative Agent the sums payable under the Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to SECTION 5.6 and provided that when applying any such amounts to any Loans, Loans subject to Base Rate Accounts shall be prepaid in full prior to any application to Loans subject to Libor Accounts). Each payment received by the Administrative Agent under any Loan Document for the account of a Lender shall be paid to such Lender by 3:00 p.m. on the date the payment is deemed made to the Administrative Agent in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under any Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

      Section 5.6 PRO RATA TREATMENT. Except to the extent otherwise provided herein: (a) each Loan shall be made by the Lenders holding Commitments for such Loan, each payment of commitment fees under SECTION 3.5 shall be made for the account of the Lenders holding Revolving Commitments and each termination or reduction of the Commitments shall be applied to the Commitments of the Lenders holding the applicable Commitments, pro rata according to their respective Commitment Percentages (calculated with respect to the Commitments for the Loans in question only); (b) the making, Conversion, and Continuation of Accounts of a particular Type (other than Conversions provided for by SECTION 6.4) shall be made pro rata among the Lenders holding Accounts of such Type according to their respective Commitment Percentages (calculated with respect to the Commitments for the Loans in question only); and (c) each payment and prepayment of principal of or interest on Loans by the Borrower shall be made to the Administrative Agent for the account of the Lenders holding such Loans pro rata in accordance with the respective unpaid principal amounts of such Loans; PROVIDED that as long as no default in the payment of interest exists, payments of interest made when Lenders are holding different types of Accounts applicable to the same Loan as a result of the application of SECTION 6.4, shall be made to the Lenders in accordance with the amount of interest owed to each; and PROVIDED, FURTHER, that the payment due pursuant to SECTION 2.3(A) shall be solely for the account of Bank of America. All payments of the Term Loans shall be applied pro rata with respect to each remaining installment of principal. If at any time payment, in whole or in part, of any amount distributed by the Administrative Agent hereunder is rescinded or must otherwise be restored or returned by the Administrative Agent as a preference,

CREDIT AGREEMENT - PAGE 28
fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar law, then each Person receiving any portion of such amount agrees, upon demand, to return the portion of such amount it has received to the Administrative Agent.

      Section 5.7 SHARING OF PAYMENTS. If a Lender shall obtain payment of any principal of or interest on any of the Obligations due to such Lender hereunder directly (and not through the Administrative Agent) through the exercise of any right of set-off, banker's lien, counterclaim, or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Lenders shall share the benefit of such payment pro rata in accordance with the unpaid principal of and interest on the Obligations then due to each of them. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Obligations held by the other Lenders may exercise all rights of set-off, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

      Section 5.8 NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. Unless the Administrative Agent shall have been notified by a Lender or the Borrower (the "PAYOR") prior to the date on which such Lender is to make payment to the Administrative Agent hereunder or the Borrower is to make a payment to the Administrative Agent, for its own account or for the account of or the Lenders, as the case may be (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, (a) the recipient of such payment shall, on demand, pay to the Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period, and (b) the Administrative Agent shall be entitled to offset against any and all sums to be paid to such recipient, the amount calculated in accordance with the foregoing CLAUSE (A).

                                   ARTICLE 6

                             CHANGE IN CIRCUMSTANCES

      Section 6.1 INCREASED COST AND REDUCED RETURN.

            (a) INCREASED COST. If, after the Closing Date, any Regulatory Change or compliance by any Lender (or its Applicable Lending Office) with any request or directive

CREDIT AGREEMENT - PAGE 29

      (whether or not having the force of law) of any Governmental Authority, central bank, or comparable agency:

                  (i) shall subject such Lender (or its Applicable Lending
            Office) to any tax, duty, or other charge with respect to any Libor Accounts, its Notes, or its obligation to make Libor Accounts, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Notes in respect of any Libor Accounts (other than franchise taxes or taxes imposed on or measured by the net income of such Lender by the jurisdiction in which such Lender is organized, has its principal office or such Applicable Lending Office or is doing business);

                  (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Libor Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitments of such Lender hereunder; or

                  (iii) shall impose on such Lender (or its Applicable Lending
            Office) or the London interbank market any other condition affecting this Agreement or its Notes or any of such extensions of credit or liabilities or commitments;


      and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Libor Accounts or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Notes with respect to any Libor Accounts, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this SECTION 6.1(A), the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or maintain Libor Accounts, or to Convert Base Rate Accounts into Libor Accounts, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of SECTION 6.4 shall be applicable); PROVIDED that such suspension shall not affect the right of such Lender to receive the compensation so requested.

            (b) CAPITAL ADEQUACY. If, after the date hereof, any Lender shall have determined that any Regulatory Change has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time upon demand, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

CREDIT AGREEMENT - PAGE 30

            (c) CLAIMS UNDER THIS SECTION 6.1. Each Lender shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to such compensation pursuant to this SECTION 6.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this SECTION 6.1 shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

      Section 6.2 LIMITATION ON LIBOR ACCOUNTS. If on or prior to the first day of any Interest Period for any Libor Account:

            (a) the Administrative Agent or any Lender determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Libor Rate for such Interest Period; or

            (b) the Required Lenders determine (which determination shall be conclusive) and notify the Administrative Agent that the Adjusted Libor Rate will not adequately and fairly reflect the cost to the Lenders of funding Libor Accounts for such Interest Period;


then the Administrative Agent shall give the Borrower prompt notice thereof specifying the amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Libor Accounts, Continue Libor Accounts, or to Convert Base Rate Accounts into Libor Accounts and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Libor Accounts, either prepay such Libor Accounts or Convert such Libor Accounts into Base Rate Accounts in accordance with the terms of this Agreement.

      Section 6.3 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Libor Accounts hereunder, then such Lender shall promptly notify the Borrower and the Administrative Agent thereof and such Lender's obligation to make or Continue Libor Accounts and to Convert Base Rate Accounts into Libor Accounts shall be suspended until such time as such Lender may again make, maintain, and fund Libor Accounts (in which case the provisions of SECTION 6.4 shall be applicable).

      Section 6.4 TREATMENT OF AFFECTED ACCOUNTS. If the obligation of any Lender to make a particular Libor Account or to Continue, or to Convert Base Rate Accounts into, Libor Accounts shall be suspended pursuant to SECTION 6.1,
SECTION 6.2 or SECTION 6.3 (Accounts of such Type being herein called "AFFECTED ACCOUNTS"), such Lender's Affected Accounts shall be automatically Converted into Base Rate Accounts on the last day(s) of the then current Interest Period(s) for the Affected Accounts (or, in the case of a Conversion required by SECTION 6.3, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and

CREDIT AGREEMENT - PAGE 31
until such Lender gives notice as provided below that the circumstances specified in SECTION 6.1, SECTION 6.2 or SECTION 6.3 that gave rise to such Conversion no longer exist:

            (a) to the extent that such Lender's Affected Accounts have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Accounts shall be applied instead to its Base Rate Accounts; and

            (b) all Accounts that would otherwise be made or Continued by such Lender as Libor Accounts shall be made or Continued instead as Base Rate Accounts, and all Accounts of such Lender that would otherwise be Converted into Libor Accounts shall be Converted instead into (or shall remain as) Base Rate Accounts.


If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in SECTION 6.1, SECTION 6.2 or SECTION
6.3 that gave rise to the Conversion of such Lender's Affected Accounts no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Libor Accounts made by other Lenders are outstanding, such Lender's Base Rate Accounts shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Libor Accounts, to the extent necessary so that, after giving effect thereto, all Accounts held by the Lenders holding Libor Accounts and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitment Percentages.

      Section 6.5 COMPENSATION. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits and, without limitation, any such amounts incurred in connection with syndication of the Loans incurred by it as a result of:

            (a) any payment, prepayment, or Conversion by the Borrower of a Libor Account for any reason (including, without limitation, the acceleration of the Loans pursuant to SECTION 13.2) on a date other than the last day of the Interest Period for such Libor Account; or

            (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in ARTICLE 8 to be satisfied) to borrow, Convert, Continue, or prepay a Libor Account on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

Notwithstanding the foregoing provisions of this SECTION 6.5, if at any time the mandatory prepayment of Term Loans pursuant to SECTION 5.4(A) would result in the Borrower incurring breakage costs under this SECTION 6.5 as a result of Libor Accounts being prepaid other than on the last day of an Interest Period applicable thereto (the "AFFECTED LIBOR ACCOUNTS"), then the Borrower may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Libor Accounts with the Administrative Agent (which deposit, after giving effect to interest to be earned on such deposit prior to the last day of the relevant Interest Periods, must be equal in amount to the amount of Affected Libor Accounts not

CREDIT AGREEMENT - PAGE 32
immediately prepaid) to be held as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Administrative Agent, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the Affected Libor Accounts (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Term Loans equal to the Affected Libor Accounts not initially repaid pursuant to this sentence.

      Section 6.6 TAXES.

            (a) WITHHOLDING TAXES. Except as otherwise provided in this Agreement, any and all payments by any Loan Party to or for the account of any Lender or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Lender or the Administrative Agent (as applicable), taxes imposed on or measured by its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized, located or doing business or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "TAXES"). If a Loan Party shall be required by law to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Lender or the Administrative Agent (as applicable), (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 6.6) such Lender or the Administrative Agent (as applicable) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Loan Party shall make such deductions, (iii) the applicable Loan Party shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law, and (iv) the applicable Loan Party shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

            (b) STAMP TAXES, ETC. In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").

            (c) TAX INDEMNIFICATION. BORROWER AGREES TO INDEMNIFY EACH LENDER AND THE ADMINISTRATIVE AGENT FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED OR ASSERTED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 6.6) PAID BY SUCH LENDER OR THE ADMINISTRATIVE AGENT (AS THE CASE MAY BE) AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO.

CREDIT AGREEMENT - PAGE 33

      Section 6.7 WITHHOLDING TAX EXEMPTION. Each Lender organized under the laws of a jurisdiction outside the U.S., on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with (a) if such Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the U.S. is a party which reduces to zero the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the U.S., (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Code), certifying that such Lender is entitled to a complete exemption from tax on payments pursuant to any of the Loan Documents or (b) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a Form W-8, or any subsequent versions thereof or successors thereto (and, if such non-U.S. Lender delivers a Form W-8, a certificate (including any certificate required by Sections 871(h) and 881(c) of the Code) representing that such non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such non-U.S. Lender claiming complete exemption from U.S. Federal withholding tax on payments of interest by the Borrower under this Agreement and the other Loan Documents. For any period with respect to which a Lender has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to this SECTION 6.7 and thereby to establish complete exemption from U.S. withholding tax (unless such failure to establish complete exemption from U.S. withholding tax is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), (A) the applicable Loan Party shall deduct all required Taxes from any amounts payable to such Lender under any Loan Document,
(B) the applicable Loan Party shall pay the full amount allocated to the relevant taxing authority or other authority in accordance with applicable law,
(C) the applicable Loan Party shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, and (D) such Lender shall not be entitled to an indemnification or increases in the sum payable under SECTION 6.6 or SECTION 14.5 with respect to Taxes imposed by the U.S.; PROVIDED, HOWEVER, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                                    ARTICLE 7

                                    SECURITY

      Section 7.1 COLLATERAL. To secure the full and complete payment and performance of the Obligations, the Borrower shall, and shall cause FIFSG (in the case of FIVH's Capital Stock), FIVH

CREDIT AGREEMENT - PAGE 34

(in the case of the Borrower's Capital Stock) and each Subsidiary of the Borrower, to grant to the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority Lien (subject only to any Lien permitted under SECTION 11.2 to the extent, if any, any such Lien would have a higher priority by operation of law than the Liens in favor of the Administrative Agent) on all of its right, title, and interest in and to the following Property, whether now owned or hereafter acquired, pursuant to the Security Documents:

            (a) all Capital Stock of FIVH, the Borrower and of each direct and indirect Subsidiary (except for Exempt Subsidiaries) of the Borrower (including, without limitation, all direct and indirect Subsidiaries of FIFSG other than Exempt Subsidiaries), owned as of the Closing Date or thereafter acquired by the Borrower or any Subsidiary of the Borrower; and

            (b) all other Property of the Borrower and each Subsidiary of the Borrower (other than Exempt Subsidiaries), owned as of the Closing Date or thereafter acquired, including, without limitation, all accounts (including, without limitation, Receivables), inventory (including, without limitation, Inventory), equipment, furniture, fixtures, contract rights, general intangibles, documents, instruments, investment property, chattel paper, permits, Intellectual Property, intercompany Debt, licenses, and material real Property; PROVIDED that with respect to contract rights, licenses, and permits which according to their terms are not assignable such Liens shall not be required to attach to such Property; PROVIDED, HOWEVER, that the Collateral shall not include any of the property described in this CLAUSE (B) which has been or is required to be transferred under the Project Brave Purchase Agreements or any cash specifically pledged as collateral for any Hedge Agreement.


The Borrower covenants that none of the Capital Stock to be pledged in accordance with this SECTION 7.1 shall be subject to any transfer restrictions, shareholders' agreement, or other restriction except for such restrictions under applicable securities laws and such restrictions, if any, as may be reasonably acceptable to the Administrative Agent. In connection with and in addition to the foregoing, the Borrower and its Subsidiaries shall execute and/or deliver such Security Documents and further agreements, documents, and instruments (including, without limitation, stock certificates, stock powers, and financing statements) as the Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this SECTION 7.1.

      Section 7.2 GUARANTIES. FIFSG, FIVH and each Subsidiary of the Borrower (except for Exempt Subsidiaries) shall guarantee payment and performance of the Obligations pursuant to the FIFSG Guaranty, the FIVH Guaranty and the Subsidiary Guaranty, respectively.

      Section 7.3 NEW SUBSIDIARIES, NEW ISSUANCES OF CAPITAL STOCK. Contemporaneously with the creation or acquisition of any Subsidiary of the Borrower, the Borrower shall, and shall cause each of its Subsidiaries to:

            (a) grant or cause to be granted to the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority security interest in all Capital Stock in such

CREDIT AGREEMENT - PAGE 35

      Subsidiary unless such Subsidiary is an Exempt Subsidiary (to the extent such Capital Stock is not already so pledged to the Administrative Agent);

            (b) cause each such Subsidiary (other than Exempt Subsidiaries) to Guarantee the payment and performance of the Obligations by executing and delivering to the Administrative Agent an appropriate Joinder Agreement; and

            (c) cause each such Subsidiary to execute and deliver to the Administrative Agent an appropriate Security Agreement and such other Security Documents as the Administrative Agent may reasonably request to grant the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority Lien (except for Permitted Liens, if any) on all Property of such Subsidiary.


Contemporaneously with the issuance of any additional Capital Stock of any Subsidiary of the Borrower (except for Exempt Subsidiaries), the Borrower shall, and shall cause each of its Subsidiaries and other appropriate Persons (as applicable) to, grant or cause to be granted to the Administrative Agent, for the benefit of itself and the Lenders, a perfected, first priority security interest in all Capital Stock in such Subsidiary owned by any shareholder of any Subsidiary of the Borrower, the Borrower, or any Subsidiary of the Borrower (to the extent any of such Capital Stock is already not so pledged to the Administrative Agent). The Borrower covenants that none of the Capital Stock to be pledged in accordance with this SECTION 7.3 shall be subject to any transfer restriction, shareholders' agreement, or other restriction except for such restrictions under applicable securities laws and such restrictions, if any, as may be reasonably acceptable to the Administrative Agent. In connection with and in addition to the foregoing, the Borrower and its Subsidiaries shall execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers, and financing statements) as the Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this SECTION 7.3.

      Section 7.4 NEW MORTGAGED PROPERTIES. The Borrower shall, and shall cause each of its Subsidiaries to, contemporaneously with the acquisition of any fee real Property, execute, acknowledge and deliver to the Administrative Agent a Mortgage or an amendment or modification to a then existing Mortgage covering all fee real Property acquired by the Borrower or any of such Subsidiaries subsequent to the Closing Date, together with evidence reasonably satisfactory to the Administrative Agent and its counsel, including, without limitation, if requested by the Administrative Agent, a commitment for a mortgagee policy of title insurance or a title opinion in favor of the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, that the Mortgage creates a valid, first priority Lien on the fee estate in favor of the Administrative Agent, for the benefit of itself and the Lenders (except for Permitted Liens, if any), together with appraisals and surveys if requested by the Administrative Agent. Following the date of each such acquisition of Property, if requested by the Administrative Agent, the Borrower shall, and shall cause each of its Subsidiaries with an interest in such Properties to, (a) deliver or cause to be delivered to the Administrative Agent, a mortgagee policy of title insurance insuring the Liens of the Mortgage covering such fee real Property in an amount reasonably satisfactory to the Administrative Agent on standard form policies (except for Permitted Liens, if any) and (b) provide

CREDIT AGREEMENT - PAGE 36
the Administrative Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to the Administrative Agent.

      Section 7.5 RELEASE OF COLLATERAL. Upon any sale, transfer or other disposition of Collateral that is expressly permitted under SECTION 11.8 and upon five Business Days prior written request by the Borrower, the Administrative Agent shall execute at the Borrower's expense such documents as may be necessary to evidence the release by the Administrative Agent of its Liens on such Collateral being sold, transferred, or otherwise disposed of; PROVIDED, HOWEVER, that (a) the Administrative Agent shall not be required to release any Lien on any Collateral if a Default shall have occurred and be continuing, (b) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligation not reimbursed by the Borrower or entail any consequences other than the release of such Lien without recourse or warranty, and (c) such release shall not in any manner discharge, affect or impair any of the Obligations or any of the Administrative Agent's Liens on any Collateral retained by the Borrower or any of its Subsidiaries, including, without limitation, its Liens on the proceeds of any such sale, transfer or other disposition.

                                    ARTICLE 8

                              CONDITIONS PRECEDENT

      Section 8.1 INITIAL LOANS. The obligation of each Lender to make its initial Loans is subject to the following conditions precedent:

            (a) DELIVERIES. The Administrative Agent shall have received on or before the Closing Date and on or before the day of any such Loan all of the following, each dated (unless otherwise indicated) the Closing Date, in form and substance satisfactory to the Administrative Agent:

                  (i) RESOLUTIONS; AUTHORITY. Resolutions of the board of
            directors (or similar governing body) of each Loan Party certified by its Secretary or an Assistant Secretary which authorize its execution, delivery, and performance of the Loan Documents to which it is or is to be a party;

                  (ii) INCUMBENCY CERTIFICATE. A certificate of incumbency
            certified by the Secretary or an Assistant Secretary of each Loan Party certifying the names of its officers (A) who are authorized to sign the Loan Documents to which it is or is to be a party (including, without limitation, the certificates contemplated herein) together with specimen signatures of each such officer and
            (B) who will, until replaced by other officers duly authorized for that purpose, act as its representative for the purposes of signing documentation and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby;

                  (iii) ORGANIZATIONAL DOCUMENTS. The certificate of
            incorporation of each Loan Party certified by the Secretary of State of the state of its incorporation and dated a current date;

CREDIT AGREEMENT - PAGE 37

                  (iv) BYLAWS. The bylaws of each Loan Party certified by its
            Secretary or an Assistant Secretary;

                  (v) GOVERNMENTAL CERTIFICATES. Certificates of the appropriate government officials of the state of incorporation of each Loan Party as to its existence and, to the extent applicable good standing, and certificates of the appropriate government officials of each state in which each Loan Party's principal business office is located, as to each Loan Party's qualification to do business and good standing in such state, all dated a current date;

                  (vi) NOTES. The Notes executed by the Borrower dated the date hereof;

                  (vii) GUARANTIES. The Subsidiary Guaranty executed by the
            Subsidiaries (other than the Exempt Subsidiaries), the FIFSG Guaranty executed by FIFSG and the FIVH Guaranty executed by FIVH;

                  (viii) LIEN SEARCH REPORTS.

                        (A) UCC, tax, and judgment Lien search reports listing
                  all documentation on file against each of the Borrower and its Subsidiaries in the central filing locations of each jurisdiction in which any such party's principal business office is located and in the local filing offices of each jurisdiction in which such principal business office is located;

                        (B) Federal tax lien search reports with respect to the
                  Borrower and its Subsidiaries;

                  (ix) TERMINATION OR ASSIGNMENT OF LIENS. Duly executed UCC-3 termination statements, mortgage releases, and such other documentation as shall be necessary to terminate, release, or assign to the Administrative Agent all Liens other than those permitted by
            SECTION 11.2 hereof;

                  (x) SECURITY AGREEMENTS. Security Agreements executed by each of the Loan Parties;

                  (xi) STOCK CERTIFICATES. The stock certificates representing all of the issued and outstanding Capital Stock referred to in
            SECTION 7.1 as of the Closing Date, in each case accompanied by appropriate instruments of transfer or stock powers executed in blank (as appropriate), or registration of the Administrative Agent's Lien, in form and substance satisfactory to the Administrative Agent (in the case of book entry securities);

                  (xii) FINANCING STATEMENTS. UCC financing statements and all other requisite filing documents executed by the Loan Parties necessary to perfect the Liens created pursuant to the Security Documents;

                  (xiii) CONSENTS. Copies of all material consents or waivers
            (other than consents or waivers previously delivered to the Administrative Agent and certified

CREDIT AGREEMENT - PAGE 38
            by a Loan Party as being true and correct copies) necessary for the execution, delivery, and performance by each of the Loan Parties of the Loan Documents to which it is a party, as the Administrative Agent may require, which consents shall be certified by a responsible officer of the applicable Loan Party as true and correct copies of such consents as of the Closing Date;

                  (xiv) OPINIONS OF COUNSEL. Opinions of legal counsel to the
            Borrower and its Subsidiaries from such jurisdictions, and as to such matters, as the Administrative Agent may reasonably request;

                  (xv) LETTER OF DIRECTION. A letter of direction from the
            Borrower addressed to the Administrative Agent with respect to the disbursement of the proceeds of the initial Loans; and

                  (xvi) SCHEDULES. The Schedules to be attached hereto in form and substance satisfactory to the Lenders in their sole discretion;

            (b) FINANCIAL STATEMENTS. Receipt and satisfactory review by the Administrative Agent of the consolidated financial statements of FIFSG and its Subsidiaries for the Fiscal Year ended April 30, 2000, including balance sheets, income and cash flow statements audited by independent public accountants of recognized national standing and prepared in conformity with GAAP and such other financial information as the Administrative Agent may request;

            (c) ATTORNEYS' FEES AND EXPENSES. The reasonable costs and expenses (including, without limitation, attorneys' fees) referred to in SECTION
      15.1 for which statements have been presented shall have been paid in full (or shall be paid with the proceeds of the Loans made on the Closing
      Date);

            (d) COMPLIANCE WITH LAWS. As of the Closing Date, each Person that is a party to this Agreement or any of the other Loan Documents shall have complied with all requirements of any Governmental Authority necessary to consummate the transactions contemplated by this Agreement and the other Loan Documents;

            (e) NO PROHIBITIONS. No Governmental Requirement shall prohibit the consummation of the transactions contemplated by this Agreement or any other Loan Document, and no order, judgment, or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain, or otherwise adversely affect in any material manner the consummation of the transactions contemplated by this Agreement and the other Loan Documents or otherwise have a Material Adverse Effect on the Borrower or any other Loan Party;

            (f) NO MATERIAL ADVERSE CHANGE. As of the Closing Date, no material adverse change shall have occurred with respect to the condition (financial or otherwise), results of operations, business, operations, capitalization, assets, liabilities (actual or contingent) or prospects of the Borrower and its Subsidiaries since April 30, 2000, and the Administrative

CREDIT AGREEMENT - PAGE 39

      Agent shall be satisfied that the economic performance of the Borrower and each of its Subsidiaries to the Closing Date is not materially different from the economic projections for the Borrower and each of its Subsidiaries through the Closing Date that were previously submitted to the Administrative Agent;

            (g) NO MATERIAL LITIGATION. As of the Closing Date, no action, suit, investigation, or proceeding shall be pending or threatened before any Governmental Authority that purports to affect the Borrower or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect or that could have a material adverse effect on the ability of the Borrower or any of its Subsidiaries to perform their Obligations under the Loan Documents;

            (h) COMPLIANCE WITH FINANCIAL OBLIGATIONS. As of the Closing Date, each of the Borrower and its Subsidiaries shall be in compliance with all of their respective existing material financial obligations;

            (i) DUE DILIGENCE REVIEW. Receipt and review, with results reasonably satisfactory to the Administrative Agent and its counsel, of information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of the Borrower and its Subsidiaries;

            (j) NO MATERIAL MARKET CHANGES. The absence of any material disruption of or material adverse change in conditions in the financial, banking or capital markets which the Administrative Agent and the Lead Arranger, in their sole discretion, deem material in connection with the syndication of the Loans; and

            (k) ADDITIONAL DOCUMENTATION. the Administrative Agent shall have received such additional approvals, opinions, or other documentation as the Administrative Agent may reasonably request.

      Section 8.2 ALL LOANS. The obligation of each Lender to make any Loan (including the initial Loans) is subject to the following additional conditions precedent:

            (a) NO DEFAULT. No Default shall have occurred and be continuing, or would result from such Loan;

            (b) BORROWING BASE COMPLIANCE. After giving effect to the requested Loan, (i) the Outstanding Revolving Credit shall not exceed the lesser of the Revolving Commitments or the Revolving Loans Borrowing Base and (ii) the aggregate amount of Term Loans outstanding shall not exceed the lesser of the Term Commitments or the Term Loans Borrowing Base; and

            (c) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties contained in ARTICLE 9 and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Loan with the same force and effect as if such

CREDIT AGREEMENT - PAGE 40
      representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date.

Each Notice of Borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower that the conditions precedent set forth in this SECTION 8.2 have been satisfied (both as of the date of such notice and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing).


                                   ARTICLE 9

                          REPRESENTATION AND WARRANTIES

      To induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are, and, after giving effect to the transactions contemplated hereby, will be true, correct, and complete: Section

      9.1 CORPORATE EXISTENCE.

            (a) the Borrower and each Subsidiary of the Borrower is (i) a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (ii) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect;

            (b) Each Loan Party has the power and authority to execute, deliver, and perform its respective obligations under the Loan Documents to which it is or may become a party.

      Section 9.2 FINANCIAL CONDITION.

            (a) FINANCIAL STATEMENTS. All financial statements concerning FIFSG and its Subsidiaries and delivered at any time to the Administrative Agent or any Lender have been, and at all times subsequent to the Closing Date shall be, prepared in accordance with GAAP, and present fairly, the financial condition of the Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. None of FIFSG, the Borrower nor any Subsidiary of the Borrower has any material contingent liabilities, including liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements.

            (b) PROJECTIONS. The Projections delivered and to be delivered have been and will be prepared by the Borrower in light of the past operation of the business of the Borrower and its Subsidiaries. The Projections represent, as of the date thereof, a good faith estimate by the Borrower and its senior management of the financial conditions and performance of the Borrower and its Subsidiaries based on assumptions believed to be reasonable at the time

CREDIT AGREEMENT - PAGE 41
      made (it being understood that the Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties, and that no assurance can be given that the Projections will be realized).

            (c) NO MATERIAL ADVERSE CHANGE. There has been no material adverse change with respect to the condition (financial or otherwise), results of operations, business, operations, capitalization, assets, liabilities (actual or contingent) or prospects of FIFSG, FIVH, the Borrower and its Subsidiaries since April 30, 2000.

      Section 9.3 CORPORATE AND SIMILAR ACTION; NO BREACH. The execution, delivery, and performance by each Loan Party of the Loan Documents to which each is or may become a party and compliance with the terms and provisions thereof have been duly authorized by all requisite action on the part of each Loan Party and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of formation, bylaws, or operating agreement of any Loan Party, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which any Loan Party is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of any Loan Party.

      Section 9.4 OPERATION OF BUSINESS. Each Loan Party possesses all material licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct its respective businesses substantially as now conducted and as presently proposed to be conducted, and no Loan Party is in violation of any valid rights of others with respect to any of the foregoing where such violation could reasonably be expected to have a Material Adverse Effect. Except as set forth in SCHEDULE 9.4, since April 30, 2000, the Loan Parties have conducted their respective businesses only in the ordinary and usual course.

      Section 9.5 LITIGATION AND JUDGMENTS. Except as set forth in SCHEDULE 9.5, to the Borrower's knowledge there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending or threatened against or affecting any Loan Party which could reasonably be expected to have a Material Adverse Effect. As of the Closing Date, except as set forth in SCHEDULE 9.5, there are no outstanding judgments against any Loan Party.

      Section 9.6 RIGHTS IN PROPERTIES; LIENS. Each Loan Party has good title to or valid leasehold interests in its respective properties and assets, real and personal, including, as of the Closing Date, the properties, assets, and leasehold interests reflected in the financial statements described in SECTION 9.2, and none of such properties, assets, or leasehold interests of any Loan Party is subject to any Lien, except as permitted by SECTION 11.2. Except as disclosed on SCHEDULE 9.6(A), as of the Closing Date, no Loan Party owns any material right, title, or interest in any real Properties except for leasehold interests for offices used in the ordinary course of business. Except as disclosed on SCHEDULE 9.6(B), as of the Closing Date, no Loan Party owns any right, title, or interest of a material nature in Intellectual Property that is registered with any Governmental Authority. As of the Closing Date, SCHEDULE 9.6(C) sets forth the locations of all of the offices and other places of business of the Loan Parties and the locations of all of the material Properties of the Loan Parties, as well as the identities of the Loan Parties who conduct business or own Properties at such locations and the identities of the predecessor entities who previously conducted business or owned Properties

CREDIT AGREEMENT - PAGE 42
at such locations and whose Capital Stock or assets were acquired by any Loan Party. The Lenders' Lien on the Collateral required by ARTICLE 7 constitutes a perfected first priority Lien subject only to Permitted Liens.

      Section 9.7 ENFORCEABILITY. The Loan Documents to which any Loan Party is a party, when delivered, shall constitute the legal, valid, and binding obligations of the applicable Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

      Section 9.8 APPROVALS. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or other third party is or will be necessary for the execution, delivery, or performance by any Loan Party of the Loan Documents to which each is or may become a party or for the validity or enforceability thereof except for such authorizations, approvals, consents, filings, and registrations which have been obtained or are required in connection with the recordation or perfection of Liens granted to the Administrative Agent pursuant to the Security Documents.

      Section 9.9 DEBT. Except as set forth in SCHEDULE 9.9, no Loan Party has any funded Debt, except as permitted by SECTION 11.1.

      Section 9.10 TAXES. Except as set forth in SCHEDULE 9.10, the Loan Parties have filed all material tax returns (federal, state, and local) required to be filed, including all material income, franchise, employment, property, and sales tax returns, and have paid all of their respective material liabilities for taxes, assessments, governmental charges, and other levies that are due and payable other than those being contested in good faith by appropriate proceedings diligently pursued for which adequate reserves have been established in accordance with GAAP. Except as set forth in SCHEDULE 9.10, the Borrower knows of no pending investigation of any Loan Party by any taxing authority with respect to any material liability for tax or of any pending but unassessed material tax liability of any Loan Party.

      Section 9.11 MARGIN SECURITIES. No Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

      Section 9.12 ERISA. With respect to each Plan, each Loan Party is in substantial compliance with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. No Loan Party nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Loan Parties and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to each Plan. Except as set forth in SCHEDULE 9.12, the present value of all vested benefits under each Plan

CREDIT AGREEMENT - PAGE 43
do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. No Loan Party nor any ERISA Affiliate has any outstanding liability to the PBGC under ERISA (other than liability for the payment of PBGC premiums in the ordinary course of business).

      Section 9.13 DISCLOSURE. All factual information furnished by or on behalf of any Loan Party in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information hereafter furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender, are and will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at such time in light of the circumstances under which such information was provided.

      Section 9.14 SUBSIDIARIES; CAPITALIZATION. SCHEDULE 9.14 sets forth the jurisdiction of incorporation or organization of the Borrower and its Subsidiaries, the percentage of the Borrower's or another Subsidiary's (as applicable) ownership of the outstanding Voting Stock of each Subsidiary of the Borrower, and the authorized, issued, and outstanding Capital Stock of the Borrower and each Subsidiary of the Borrower. All of the outstanding Capital Stock of the Borrower and its Subsidiaries of the Borrower has been validly issued, is fully paid, is nonassessable, and has not been issued in violation of any preemptive or similar rights. Except as disclosed in SCHEDULE 9.14, there are (a) no outstanding subscriptions, options, warrants, calls, or rights (including, without limitation, preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Capital Stock of the Borrower or any of its Subsidiaries, and (b) no shareholder agreements, voting trusts, or similar agreements in effect and binding on any shareholder of the Borrower or any of its Subsidiaries or the Capital Stock of the Borrower or any of its Subsidiaries. All shares of Capital Stock of the Borrower and its Subsidiaries were issued in compliance with all applicable state and federal securities laws.

      Section 9.15 AGREEMENTS. Except as set forth in SCHEDULE 9.15, no Loan Party is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction that could have a Material Adverse Effect with respect to such Loan Party. No Loan Party is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party where such default could reasonably be expected to cause a Material Adverse Effect with respect to such Loan Party. No event has occurred and is continuing which constitutes a default or an event of default under the FIRC Agreement or the Enterprise Agreement, or any other financing arrangement maintained by any of the Loan Parties.

      Section 9.16 COMPLIANCE WITH LAWS. No Loan Party is in violation of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator except for unintentional violations which could not reasonably be expected to have a Material Adverse Effect with respect to such Loan Party.

CREDIT AGREEMENT - PAGE 44

      Section 9.17 INVESTMENT COMPANY ACT. No Loan Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      Section 9.18 PUBLIC UTILITY HOLDING COMPANY ACT. No Loan Party is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility the Borrower Company Act of 1935, as amended.

      Section 9.19 ENVIRONMENTAL MATTERS.

      Except as disclosed on SCHEDULE 9.19:

            (a) Each Loan Party, and all of their respective properties, assets, and operations are in compliance in all material respects with all Environmental Laws. The Borrower is not aware of, nor has any Loan Party received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Loan Parties with all Environmental Laws;

            (b) The Loan Parties have obtained and maintained, and are in material compliance with, all material permits, licenses, and authorizations that are required under applicable Environmental Laws;

            (c) Except in compliance in all material respects with applicable Environmental Laws, during the course of any Loan Party's ownership of or operations on any Loan Party's real Property, there has been no generation, treatment, recycling, storage, or disposal of hazardous waste, as that term is defined in 40 CFR Part 261 or any state equivalent, use of underground storage tanks or surface impoundments, use of asbestos containing materials, or use of polychlorinated biphenyls (PCB) used in hydraulic oils, electrical transformers, or other equipment;

            (d) No Loan Party nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (i) failure to comply with Environmental Laws,
      (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;

            (e) There are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of any Loan Party that could reasonably be expected to result in any Environmental Liabilities;

            (f) No Loan Party is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. ' 6901 et seq., regulations thereunder or any comparable provision of state law. Except as would not reasonably be expected to have a Material Adverse Effect with respect to any Loan Party, as the case may be, the Loan Parties are in compliance with all applicable financial responsibility requirements of all applicable Environmental Laws;

CREDIT AGREEMENT - PAGE 45

            (g) Except as would not reasonably be expected to have a Material Adverse Effect with respect any Loan Party, as the case may be, no Loan Party has filed or failed to file any notice required under applicable Environmental Law reporting an unauthorized Release; and

            (h) No Lien arising under any Environmental Law has attached to any property or revenues of any Loan Party.

      Section 9.20 BROKER'S FEES. No broker's or finder's fee, commission or similar compensation will be payable by any Loan Party with respect to the transactions contemplated by this Agreement. No other similar fees or commissions will be payable by any Loan Party for any other services rendered to any Loan Party ancillary to this Agreement.

      Section 9.21 EMPLOYEE MATTERS. Except as set forth on SCHEDULE 9.21, as of the Closing Date, (a) no Loan Party, nor any of their respective employees, is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of any Loan Party and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Loan Party, and (c) there are no strikes, slowdowns, work stoppages, or controversies pending or, to the best knowledge of the Borrower after due inquiry, threatened between any Loan Party and its respective employees.

      Section 9.22 SOLVENCY. As of and from and after the date of this Agreement and after giving effect to the consummation of the transactions contemplated hereby, each of the Loan Parties individually and on a consolidated basis is Solvent.

                                   ARTICLE 10

                               POSITIVE COVENANTS

      The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe the following positive covenants:

      Section 10.1 REPORTING REQUIREMENTS. The Borrower will furnish to the Administrative Agent and each Lender:

            (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year of FIFSG, beginning with the Fiscal Year ending April 30, 2001, (i) a copy of the annual audit report of the FIFSG and its Subsidiaries for such Fiscal Year containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such Fiscal Year and for the Fiscal Year then ended, in each case setting forth in comparative form the figures for the preceding Fiscal Year, all in reasonable detail and audited and certified on an unqualified basis by a "Big Five" firm of independent certified public accountants or other independent certified public accountants of recognized standing selected by FIFSG and reasonably acceptable to

CREDIT AGREEMENT - PAGE 46
      the Administrative Agent, to the effect that such report has been prepared in accordance with GAAP; (ii) a copy of the annual unaudited report of the FIFSG and its Subsidiaries for such Fiscal Year containing, on a consolidating basis balance sheets and statements of income and retained earnings for the Fiscal Year then ended, in each case setting forth in comparative form the figures for the preceding Fiscal Year, and in reasonable detail certified by a Responsible Officer to have been prepared in accordance with GAAP and to fairly present the financial condition and results of operation of the Borrower and such significant business divisions, on a consolidating basis at the date and for the Fiscal Year then ended; (iii) a copy of Projections for FIFSG for the period through and including the Term Termination Date in form acceptable to the Administrative Agent; and (iv) copies of any management letters or other reports delivered by such independent certified public accountants.

            (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within forty-five (45) days after the end of each Fiscal Quarter of FIFSG (including the fourth Fiscal Quarter) beginning with the Fiscal Quarter ending October 31, 2000, a copy of an unaudited financial report of FIFSG and its Subsidiaries as of the end of such period and for the portion of the Fiscal Year then ended containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail certified by a Responsible Officer to have been prepared in accordance with GAAP and to fairly present the financial condition and results of operations of FIFSG and its Subsidiaries on a consolidated and consolidating basis, at the date and for the periods indicated therein, subject to year-end audit adjustments;

            (c) [RESERVED]

            (d) COMPLIANCE CERTIFICATES. (I) On or before the 30th day of each calendar month, a Compliance Certificate demonstrating compliance with the covenants set forth in ARTICLE 12 hereof as of the end of the preceding calendar month and for the three immediately preceding calendar months, and (ii) on or before the 15th day of each calendar month, a copy of the "Monthly Debtor's Certificate" delivered by FIARC to Enterprise pursuant to the Enterprise Agreement.

            (e) BORROWING BASE REPORT. On or before the 30th day of each calendar month during the term of this Agreement, a Borrowing Base Report setting forth the calculations supporting the computations of the Revolving Loans Borrowing Base and the Term Loans Borrowing Base as of the end of the preceding calendar month and for the three immediately preceding calendar months;

            (f) NOTICE OF LITIGATION. Promptly after receipt by any Loan Party of notice of the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting any Loan Party which, if determined adversely to such Loan Party, could reasonably be expected to have a Material Adverse Effect with respect to such Loan Party;

            (g) NOTICE OF DEFAULT. As soon as possible and in any event within two (2) Business Days after the chief executive officer, president, chief financial officer, any vice

CREDIT AGREEMENT - PAGE 47
      president, secretary, assistant secretary, treasurer, or any assistant treasurer of the Borrower (i) has knowledge of the occurrence of a Default hereunder or (ii) has knowledge of a default or an event of default under other Debt in excess of $500,000 of any Loan Party (including, without limitation, the FIRC Agreement and the Securitization (if any)), a written notice setting forth the details of such Default (or, in the case, of other agreements, default or event of default) and the action that the Borrower has taken and proposes to take with respect thereto;

            (h) ERISA. As soon as possible and in any event within thirty (30) days after the Borrower knows, or has reason to know, that

                  (i) any Termination Event (other than as contemplated by the
            PBGC Termination Agreement) with respect to a Plan has occurred or will occur, or

                  (ii) the aggregate present value of the Unfunded Vested
            Accrued Benefits under all Plans is equal to an amount in excess of $0, or

                  (iii) any Loan Party is in "default" (as defined in Section
            4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of any Loan Party's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan,


      The Borrower will provide the Administrative Agent and the Lenders a certificate of a Responsible Officer setting forth the details of such event and the action which is proposed to be taken with respect thereto, together with any notice or filing which may be required by the PBGC or any other Governmental Authority with respect to such event;

            (i) NOTICE OF MATERIAL ADVERSE EFFECT. As soon as possible and in any event within two (2) Business Days of the discovery of any event or condition that could reasonably be expected to have a Material Adverse Effect with respect to any Loan Party, written notice thereof;

            (j) NOTICE OF AMENDMENTS TO OTHER AGREEMENTS. As soon as possible and in any event within 3 Business Days after amending defaults or events of default under any material agreements (including, without limitation, the Enterprise Agreement agreements evidencing public or private asset transactions), written notice of such amendment and a copy thereof;

            (k) NOTICE OF MBIA INTENT. As soon as possible and in any event within 5 days after the chief executive officer, president, chief financial officer, any vice president, secretary, assistant secretary, treasurer, or any assistant treasurer of the Borrower has knowledge of MBIA's intent not to provide or continue surety bonds for Enterprise Funding or on future securitization transactions;

            (l) HEDGE AGREEMENT REPORTING. Within 30 days after the end of each Fiscal Quarter of the Borrower (including the fourth Fiscal Quarter), a report of the Borrower's hedge position identifying all Hedge Agreements to which the Borrower is a party;

CREDIT AGREEMENT - PAGE 48

            (m) DELIVERY OF ENTERPRISE NOTICES. A copy of (i) any notice received by FIARC from Enterprise or any other Person under the Enterprise Agreement promptly upon the receipt thereof and (ii) any notice that FIARC delivers pursuant to Section 3.2(l) of the Enterprise Agreement promptly upon the delivery or sending thereof;

            (n) PROXY STATEMENTS, ETC. As soon as available, one copy of each financial statement, report, notice, or proxy statement sent by any Loan Party to its stockholders generally and one copy of each regular, periodic, or special report, registration statement, or prospectus filed by any Loan Party with any securities exchange or the Securities and Exchange Commission or any successor agency;

            (o) INTERCOMPANY CONTRACTS. Promptly upon entering into any such arrangement or contract (to the extent permitted by SECTION 11.7), copies or detailed descriptions of all tax sharing, cost allocation, overhead attribution, and any similar contracts or arrangements between the Borrower and any of its Subsidiaries at any time existing; and

            (p) GENERAL INFORMATION. Promptly, such other information concerning any Loan Party as the Administrative Agent or any Lender may from time to time reasonably request.

      Section 10.2 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. Except as permitted by SECTION 10.3, the Borrower will, and will cause each of its Subsidiaries to, preserve and maintain its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary in the ordinary conduct of its business. The Borrower will, and will cause each of its Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices.

      Section 10.3 MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each other Loan Party to, maintain, keep, and preserve all of its material properties necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

      Section 10.4 TAXES AND CLAIMS. The Borrower will, and will cause each other Loan Party to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; PROVIDED, HOWEVER, that no Loan Party shall be required to pay or discharge any tax, levy, assessment, or governmental charge or charge for labor, material, and supplies (i) which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves in accordance with GAAP have been established and (ii) if the failure to pay the same would not result in a Lien on the property of any Loan Party.

      Section 10.5 INSURANCE.

CREDIT AGREEMENT - PAGE 49

            (a) Each of the Loan Parties will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by responsible corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or entities and carry such other insurance as is usually carried by such corporations or entities.

      Such insurance shall be written by financially responsible companies selected by the applicable Loan Party and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or larger, or by other companies reasonably acceptable to the Administrative Agent. The Borrower will advise the Administrative Agent promptly of any policy cancellation, reduction, or amendment. For purposes hereof, the term "PERIL" shall mean, collectively, fire, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke, and other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Loan Parties are located.

            (b) If a Default shall have occurred and be continuing, the Borrower will cause all proceeds of insurance paid on account of the loss of or damage to any Property of any Loan Party and all awards of compensation for any Property of any Loan Party taken by condemnation or eminent domain to be paid directly to the Administrative Agent to be applied against or held as security for the Obligations, at the election of the Administrative Agent and the Required Lenders.

      Section 10.6 INSPECTION RIGHTS. Each of the Loan Parties will, and will cause each of its Subsidiaries to, permit representatives and agents of the Administrative Agent and each Lender, during normal business hours and upon reasonable notice to either FIFSG or the Borrower (as appropriate), to examine, copy, and make extracts from FIFSG's or the Borrower's books and records, to visit and inspect the Borrower's Properties and to discuss FIFSG's or the Borrower's business, operations, and financial condition with their respective officers and independent certified public accountants. FIFSG and the Borrower will authorize their respective accountants in writing (with a copy to the Administrative Agent) to comply with this SECTION 10.6. The Administrative Agent or its representatives may, at any time and from time to time at the Borrower's expense, conduct field exams for such purposes as the Administrative Agent may reasonably request.

      Section 10.7 KEEPING BOOKS AND RECORDS. The Borrower will, and will cause each other Loan Party to, maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

      Section 10.8 COMPLIANCE WITH LAWS. The Borrower will, and will cause each other Loan Party to, comply in all material respects with all applicable laws (including, without limitation, all Environmental Laws), rules, regulations, orders, and decrees of a material nature of any Governmental Authority or arbitrator other than any such laws, rules, regulations, orders, and decrees contested by appropriate actions or proceedings diligently pursued, if adequate reserves in conformity with GAAP and satisfactory to the Administrative Agent are established with respect

CREDIT AGREEMENT - PAGE 50
thereto and except for unintentional violations which could not reasonably be expected to have a Material Adverse Effect with respect to any such Loan Party.

      Section 10.9 COMPLIANCE WITH AGREEMENTS. The Borrower will, and will cause each other Loan Party to, comply with all agreements, contracts, and instruments binding on it or affecting its properties or business other than such noncompliance which could not reasonably be expected to have a Material Adverse Effect with respect to such Loan Party.

      Section 10.10 FURTHER ASSURANCES.

            (a) FURTHER ASSURANCE. The Borrower will, and will cause each other Loan Party to, execute and deliver pursuant to this clause (a) such further documentation and take such further action as may be reasonably requested by the Administrative Agent to carry out the provisions and purposes of the Loan Documents.

            (b) SUBSIDIARY JOINDER. Within ten (10) days after the end of each Fiscal Quarter, the Borrower shall cause each Subsidiary created or acquired during the Fiscal Quarter then ending to execute and deliver to the Administrative Agent a Joinder Agreement and such other documentation as the Administrative Agent may require to cause such Subsidiary to evidence, perfect, and otherwise implement the guaranty and/or security for repayment of the Obligations contemplated by this Agreement, the Subsidiary Guaranty, and any applicable Security Document.

      Section 10.11 ERISA. With respect to each Plan, the Borrower will, and will cause each other Loan Party to, comply with all minimum funding requirements and all other material requirements of ERISA, if applicable, so as not to give rise to any liability which could reasonably be expected to have a Material Adverse Effect with respect to such Loan Party

                                   ARTICLE 11

                               NEGATIVE COVENANTS

      The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, the Borrower will perform and observe the following negative covenants:

      Section 11.1 DEBT. The Borrower will not, and will not permit any other Loan Party to, incur, create, assume, or permit to exist any Debt, except:

            (a) Debt to the Lenders pursuant to the Loan Documents;

            (b) Debt described on SCHEDULE 9.9, and any extensions, renewals, or refinancings of such existing Debt so long as (i) the principal amount of such Debt after such renewal, extension, or refinancing shall not exceed the principal amount of such Debt which was outstanding immediately prior to such renewal, extension, or refinancing and (ii) such Debt

CREDIT AGREEMENT - PAGE 51
      shall not be secured by any assets other than assets securing such Debt, if any, prior to such renewal, extension, or refinancing;

            (c) Debt of a Subsidiary of the Borrower owed to the Borrower or another Subsidiary of the Borrower provided that such Debt is subordinated to the Obligations on terms satisfactory to the Administrative Agent in its sole discretion;

            (d) Guaranties and other Debt incurred in the ordinary course of business with respect to Receivables purchase commitments, reinsurance obligations, surety and appeal bonds, performance and return-of-money bonds, letters of credit, banker's acceptances, and other similar obligations including those of the type otherwise described in SECTION 11.2(F);

            (e) Debt of the Borrower or any Subsidiary of the Borrower constituting purchase money Debt (including, without limitation, Capital Lease Obligations) incurred after the Closing Date not to exceed $250,000 in the aggregate at any time outstanding secured by purchase money Liens permitted by SECTION 11.2(G);

            (f) Debt constituting obligations to reimburse worker's compensation insurance companies for claims paid by such companies on the Borrower's or any of its Subsidiaries' behalf in accordance with the policies issued to the Borrower or such Subsidiary of the Borrower;

            (g) Debt secured by the Liens permitted by CLAUSES (D) and (E) of
      SECTION 11.2;

            (h) Debt arising under, created by and consisting of Hedge Agreements, PROVIDED, (i) such Hedge Agreements shall have been entered into for the purpose of hedging actual risk and not for speculative purposes and (ii) that each counterparty to such Hedge Agreement shall be a Lender or shall be rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc.; and

            (i) Intercompany obligations among Borrower, FIFSG and their respective Subsidiaries for reasonable net rent allocation, reasonable management fees, dividends declared, equity investments and intercompany debt service, including, but not limited to, that certain unsecured loan by FIVH to the Borrower pursuant to which the Borrower may borrow, repay and reborrow an amount not to exceed $25,000,000, as evidenced by that certain promissory note, dated April 23, 1997, issued by the Borrower and payable to the order of FIVH, as such note may be amended, modified, extended or increased from time to time; PROVIDED that all Debt permitted by this clause (i) is subordinated to the Obligations on terms satisfactory to the Administrative Agent in its sole discretion.

      Section 11.2 LIMITATION ON LIENS AND RESTRICTIONS ON LOAN PARTIES. The Borrower will not, and will not permit any Loan Party to, incur, create, assume, or permit to exist any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except the following ("PERMITTED LIENS"):

            (a) Liens described on SCHEDULE 11.2 hereto, and any extensions, renewals, or refinancings of the Debt secured by such Liens as permitted under SECTION 11.1(B), PROVIDED

CREDIT AGREEMENT - PAGE 52
      that (i) no such Lien is expanded to cover any additional Property (other than after acquired title in or on such Property and proceeds of the existing collateral) after the Closing Date and (ii) no such Lien is spread to secure any additional Debt after the Closing Date other than Debt permitted by SECTION 11.1(B);

            (b) Liens in favor of the Administrative Agent, for the benefit of itself and each Lender pursuant to the Loan Documents;

            (c) Encumbrances consisting of easements, zoning restrictions, or other restrictions on the use of real Property that do not (individually or in the aggregate) materially detract from the value of the real Property encumbered thereby or materially impair the ability of the Borrower or any other Loan Party to use such real Property in their respective businesses;

            (d) Liens for taxes, assessments, or other governmental charges (but excluding Environmental Liens or Liens under ERISA) that are not delinquent or which are being contested in good faith and for which adequate reserves have been established in accordance with GAAP;

            (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other similar statutory Liens securing obligations that are not overdue or are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established in accordance with GAAP and are incurred in the ordinary course of business;

            (f) Liens resulting from deposits to secure payments of worker's compensation, unemployment insurance or other social security programs or to secure the performance of tenders, statutory obligations, leases, insurance contracts, surety and appeal bonds, bids, and other contracts incurred in the ordinary course of business (other than for payment of Debt);

            (g) Liens for purchase money obligations and Liens securing Capital Lease Obligations; PROVIDED that: (i) the Debt secured by any such Lien is permitted under SECTION 11.1(F) hereof; and (ii) any such Lien encumbers only the Property so purchased or leased;

            (h) Any attachment or judgment Lien not constituting an Event of Default;

            (i) Any interest or title of a licensor, lessor, or sublessor under any license or lease entered into in the ordinary course of business;

            (j) Liens against equipment arising from precautionary UCC financing statement filings regarding operating leases entered into by the Borrower or another Loan Party in the ordinary course of business;

            (k) Nonconsensual Liens in favor of banking institutions arising as a matter of law and encumbering the deposits (including the right of set-off) held by such banking institutions in the ordinary course of business; and

CREDIT AGREEMENT - PAGE 53

            (l) the Lien on that certain trust account described in the Facultative Reinsurance Agreement, dated as of April 15, 1994, as amended, modified or extended from time to time, between FIIC and National Union Fire Insurance Company of Pittsburgh, PA, which Lien secures the obligations of FIIC thereunder.

Notwithstanding the foregoing Permitted Liens or any other provision in this Agreement or any other Loan Document to the contrary, none of FIFSG, FIVH or the Borrower will enter into, and the Borrower will not permit any Loan Party to enter into, any agreement that (i) prohibits the creation or assumption of any Lien upon, or the pledge, hypothecation or encumbrance of, any Property of FIFSG, the Borrower or such Loan Party in favor of any Person, including, without limitation the Lenders, or (ii) requires any obligation of FIFSG, the Borrower or such Loan Party to be secured in favor of another Person if any Obligation of the Borrower to the Lenders is so secured.

      Section 11.3 MERGERS, ETC. The Borrower will not, and will not permit any other Loan Party to, become a party to a merger or consolidation, or purchase or otherwise acquire all or a substantial part of the business or Property of any Person or all or a substantial part of the business or Property of a division or branch of a Person or a majority interest in the Capital Stock of any Person, or wind-up, dissolve, or liquidate itself; PROVIDED that as long as no Default exists or would result therefrom and provided the Borrower gives the Administrative Agent and the Lenders prior written notice:

            (i) A Subsidiary of the Borrower may wind-up, dissolve, or liquidate if (a) its Property is transferred to the Borrower or a Wholly-Owned Subsidiary of the Borrower and (b) the Loan Party acquiring such Property complies with its obligations under SECTION 10.10 simultaneously with such acquisitions; and

            (ii) Any Subsidiary of the Borrower may merge or consolidate with the Borrower (provided the Borrower is the surviving entity) or with any Wholly-Owned Subsidiary of the Borrower (provided the Wholly-Owned Subsidiary is the surviving entity).

      Section 11.4 RESTRICTED JUNIOR PAYMENTS. The Borrower will not, and will not permit any other Loan Party (including, without limitation, FIFSG) to, directly or indirectly declare, order, pay, make, or set apart any sum for (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Loan Party now or hereafter outstanding;
(b) any redemption, conversion, exchange, retirement, sinking fund, or similar payment, purchase, or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Loan Party now or hereafter outstanding; or (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire shares of any class of Capital Stock of any Loan Party now or hereafter outstanding except:

            (i) Subsidiaries of the Borrower may make, declare, and pay dividends and make other distributions with respect to their Capital Stock to the Borrower or Wholly-Owned Subsidiaries of the Borrower;

            (ii) the Borrower may declare and pay dividends on any class of its Capital Stock payable solely in shares of Capital Stock of the Borrower; and

CREDIT AGREEMENT - PAGE 54

            (iii) the Borrower may acquire or redeem Capital Stock of the Borrower held by any former officer, director, or employee of the Borrower or beneficiaries of any such Person's estate or trusts created by or for the benefit of any such Person or their beneficiaries.

      Section 11.5 INVESTMENTS. The Borrower will not, and will not permit any other Loan Party to, make or permit to remain outstanding any advance, loan, extension of credit, or capital contribution to or investment in any Person, or purchase or own any stocks, bonds, notes, debentures, or other Securities of any Person, or be or become a joint venturer with or partner of any Person (all the foregoing, herein "INVESTMENTS"), except:

            (a) the Borrower and its Subsidiaries may make equity investments in and may make loans to Subsidiaries of the Borrower (in the case of loans, as permitted by SECTION 11.1) and may acquire new Subsidiaries (subject to the requirements of SECTIONS 11.3);

            (b) readily marketable direct obligations of the U.S. or any agency thereof with maturities of one year or less from the date of acquisition;

            (c) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the U.S. having capital and surplus in excess of One Hundred Million Dollars ($100,000,000);

            (d) commercial paper of a domestic issuer and equity or debt Securities of a domestic issuer if at the time of purchase such paper or debt Securities of such issuer is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc. or any successor thereto and shares of any mutual fund company substantially all the assets of which consist of cash and the Investments of the type described in CLAUSE (B), CLAUSE (C), and this CLAUSE (D);

            (e) advances to officers, directors, and employees for business expenses incurred in the ordinary course of business;

            (f) if no Event of Default exists, the Borrower and its Subsidiaries may make capital contributions to or investments in, or purchase any Capital Stock of the Borrower authorized under SECTION 11.6 of, the Borrower, a Wholly-Owned Subsidiary of the Borrower, or a newly created Person organized by the Borrower or any Subsidiary of the Borrower;

            (g) the Borrower and its Subsidiaries may acquire and own any Investments of any Person received in connection with the bankruptcy or reorganization of suppliers and customers and in connection with the settlement of delinquent obligations of, and disputes with, customers and suppliers arising in the ordinary course of business;

            (h) extensions of trade credit in the ordinary course of business;

            (i) Investments other than those described in CLAUSES (A)-(H) of this SECTION 11.5 if the aggregate amount thereof never exceeds Two Hundred Fifty Thousand Dollars ($250,000) at any time (determined based on the cost or outstanding principal amount

CREDIT AGREEMENT - PAGE 55
      thereof, as applicable, without regard to any write up or write down thereof, MINUS all payments received in respect of such Investment, whether constituting principal, interest, dividends, distributions, or otherwise).

      Section 11.6 LIMITATION ON ISSUANCE OF CAPITAL STOCK. The Borrower will not, and will not permit any Subsidiary to, at any time issue, sell, assign, or otherwise dispose of, except to the Borrower, a Subsidiary of the Borrower, or a newly created Wholly-Owned Subsidiary of the Borrower, or pursuant to a public offering of the Capital Stock of the Borrower, (a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or (c) any option, warrant, or other right to acquire any of its Capital Stock.

      Section 11.7 TRANSACTIONS WITH AFFILIATES. Except as provided under the Loan Documents and except in respect of any management fee to be paid by the Borrower or FIVH to FIFSG or by any Exempt Subsidiary to the Borrower, the Borrower will not, and will not permit any other Loan Party to, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower or such other Loan Party, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such other Loan Party's business and upon fair and reasonable terms no less favorable to the Borrower or such other Loan Party than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of the Borrower or such other Loan Party.

      Section 11.8 DISPOSITION OF ASSETS. The Borrower will not, and will not permit any other Loan Party to, sell, lease, assign, transfer, or otherwise voluntarily dispose of: (a) any of its Receivables other than the transfer and assignment of Receivables (i) to FIRC pursuant to the FIRC Purchase Agreement,
(ii) to FIACC pursuant to the FIACC Purchase Agreement, (iii) to FIARC pursuant to the Enterprise Purchase Agreement, and (iv) to any other Exempt Subsidiary for inclusion in a Securitization program; (b) any substantial portion of the consolidated assets of the Loan Parties; or (c) any other Property other than dispositions of Inventory and Equipment in the ordinary course of business and sales of charged off deficiency balances in the ordinary course of business generating aggregate Net Proceeds not in excess of $500,000 in any calendar year.

      Section 11.9 LINES OF BUSINESS. The Borrower and its Subsidiaries will not engage in any line or lines of business activity other than the businesses in which they are engaged on the date hereof or a business reasonably related thereto. The Borrower will not permit any of its Subsidiaries to engage in any line or lines of business activity other than the businesses in which the Borrower and its Subsidiaries are engaged on the date hereof or a business reasonably related thereto.

      Section 11.10 LIMITATIONS ON RESTRICTIONS AFFECTING SUBSIDIARIES. Neither the Borrower nor any other Loan Party shall enter into or assume any material agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its material properties or assets, whether now owned or hereafter acquired. Except as provided herein, the Borrower will not, and will not permit any other Loan Party to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Loan Party to: (a) pay dividends or make any other distribution on any of such Loan Party's Capital Stock owned by any Loan Party; (b) pay any Debt owed to any Loan Party; (c) make loans or

CREDIT AGREEMENT - PAGE 56
advances to any Loan Party; or (d) transfer any of its Property to any Loan Party, except pursuant to non-assignment provisions of licenses and leases entered into in the ordinary course of business.

      Section 11.11 ENVIRONMENTAL PROTECTION. The Borrower will not, and will not permit any other Loan Party to, (a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation, or disposal of any Hazardous Material except in compliance with applicable Environmental Laws, (b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner, that in any material respect violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which the Borrower or any other Loan Party would be responsible that could reasonably be expected to have a Material Adverse Effect.

      Section 11.12 ERISA. The Borrower will not, and will not permit any other Loan Party to:

            (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer Plan) to exist or to be created; or

            (b) with respect to any Multiemployer Plan, allow or take (or permit any ERISA Affiliate to take) any action which would cause any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans.

      Section 11.13 NO PREPAYMENT OF DEBT. The Borrower will not, and will not permit any Loan Party to, directly or indirectly, make any optional prepayment or distribution on account of, or voluntarily purchase, acquire, redeem or retire, any Debt prior to 30 days before its originally stated maturity or, in the case of interest, its stated due date except for prepayments of the Loans or other Obligations pursuant to or as permitted by the Loan Documents.

      Section 11.14 NO MATERIAL CHANGE IN UNDERWRITING STANDARDS. The Borrower will not, and will not permit any other Loan Party to, make material changes to its written underwriting standards or to its business practices with respect to such policies.

      Section 11.15 NO EXTENSION OR AMENDMENT OF CERTAIN DOCUMENTS. Except with the prior written consent of the Required Lenders (other than with respect to extensions of the Credit Insurance referred to in CLAUSE (A) below), the Borrower will not, and will not permit FIRC or FIARC to, extend, amend or otherwise modify the terms of (a) the Credit Insurance, (b) Section 5(e) of the FIRC Security Agreement or Articles VI or VII of the FIRC Agreement, (c) Section
3.2 or Section 5.1(a) of the Enterprise Agreement, (d) the FIRC Purchase Agreement or (e) the Enterprise Purchase Agreement.

CREDIT AGREEMENT - PAGE 57

                                   ARTICLE 12

                               FINANCIAL COVENANTS

      The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, it will perform and observe the following financial covenants:

      Section 12.1 MINIMUM TANGIBLE NET WORTH. As of the end of each calendar month, the Borrower will not permit the Tangible Net Worth of the Borrower and its consolidated Subsidiaries to be less than (a) the greater of $27,100,000 or 90% of Tangible Net Worth of the Borrower and its consolidated Subsidiaries as of October 31, 2000, PLUS (b) the Net Proceeds of any sale after the Closing Date of Capital Stock by the Borrower or any Subsidiary of the Borrower, PLUS
(c) 90% of the Borrower's cumulative positive net income (determined according to GAAP) for each Fiscal Quarter beginning with the Fiscal Quarter ending January 31, 2001.

      Section 12.2 MAXIMUM NET CHARGE-OFF RATIO. As of the end of each calendar month, the Borrower shall not permit the average ratio for each of the most recent three month ends of (a) Charged-Off Receivables to (b) Managed Assets to exceed 3.75 to 100.00.

      Section 12.3 MAXIMUM DELINQUENCY RATIO. As of the end of each calendar month, the Borrower shall not permit the average ratio for each of the most recent three month ends of (a) Delinquent Receivables to (b) Managed Assets to exceed 4.50 to 100.00.

      Section 12.4 MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO. As of the end of each calendar month, the Borrower shall not permit the ratio of (a) EBITDA plus Rental Expense of the Borrower and its consolidated Subsidiaries for the twelve month period then ending to (b) the sum of (i) Interest Expense, plus
(ii) Rental Expense, plus (iii) scheduled principal payments on Debt of the Borrower and its consolidated Subsidiaries due within the twelve month period then beginning (exclusive of payments due under asset securitization transactions and the payment due under SECTION 2.3(A)), to be less than 1.10 to 1.00.

CREDIT AGREEMENT - PAGE 58

Section 12.5 MINIMUM BORROWER ONLY FIXED CHARGE COVERAGE RATIO. As of the end of each calendar month, the Borrower shall not permit the ratio of (a) unconsolidated EBITDA of the Borrower plus residual cash flow from Exempt Subsidiaries of the Borrower actually received in cash by the Borrower for the twelve month period then ending to (b) the sum of (i) the Borrower's Interest Expense, plus (ii) net Rental Expense actually paid by the Borrower taking into account reimbursements from and payments by the Borrower's Subsidiaries, plus
(iii) scheduled principal payments on Debt of the Borrower due within the twelve month period then beginning (exclusive of payments due under asset securitization transactions and the payment due under SECTION 2.3(A)), to be less than 1.05 to 1.00.

      Section 12.6 MAXIMUM TOTAL LIABILITIES PLUS CONTINGENT OBLIGATIONS TO TANGIBLE NET WORTH RATIO. As of the end of each calendar month, the Borrower shall not permit the ratio of (a) Total Liabilities plus Contingent Obligations to (b) Tangible Net Worth to exceed 10.65 to 1.00 for the period from the date hereof through June 30, 2001 or 9.75 to 1.00 on July 31, 2001 or at any calendar month end thereafter.

                                   ARTICLE 13

                                     DEFAULT

      Section 13.1 EVENTS OF DEFAULT. Each of the following shall be deemed an "EVENT OF DEFAULT":

            (a) the Borrower shall fail to pay (i) when due any principal of any Loan or any part thereof; (ii) within five (5) days of the date due any interest or fees payable under the Loan Documents or any part thereof; or
      (iii) within two (2) days after the date the Borrower receives written notice of the failure to pay when due, any other Obligation or any part thereof, or any indebtedness, liability, or obligation due to any Lender under any Hedge Agreement.

            (b) Any representation, warranty, or certification made or deemed made by any Loan Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with any Loan Document shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

            (c) Any Loan Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in SECTION 10.1, (provided the Administrative Agent shall have delivered to the Borrower written notice of such default under SECTION 10.1), ARTICLE 11 or ARTICLE 12 of this Agreement.

            (d) Any Loan Party shall fail to perform, observe, or comply with any other agreement or term contained in any Loan Document (other than covenants described in SUBSECTIONS 13.1(A)-(C)) and such failure shall continue for a period of thirty (30) days after the earlier of (i) the date the Administrative Agent provides the Borrower with notice thereof

CREDIT AGREEMENT - PAGE 59
      or (ii) the date the Borrower should have notified the Administrative Agent thereof in accordance with SUBSECTION 10.1(G) hereof.

            (e) Any Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator, or the like of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "BANKRUPTCY CODE"),
      (iv) institute any proceeding or file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, (vi) admit in writing its inability to, or be generally unable to pay its debts as such debts become due, or (vii) take any corporate action for the purpose of effecting any of the foregoing.

            (f) A proceeding or case shall be commenced, without the application, approval or consent of the applicable Loan Party in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement, or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator, or the like of such Loan Party or of all or any substantial part of its Property, or (iii) similar relief in respect of such Loan Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment, or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more days; or an order for relief against any Loan Party shall be entered in an involuntary case under the Bankruptcy Code.

            (g) Any Loan Party shall fail within a period of thirty (30) days after the commencement thereof to discharge or obtain a stay of any attachment, sequestration, forfeiture, or similar proceeding or proceedings involving an aggregate amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) against any of its assets or properties.

            (h) A final judgment or judgments for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate (to the extent not paid or fully covered by insurance acknowledged by a carrier reasonably acceptable to the Administrative Agent) shall be rendered by a court or courts against any Loan Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the relevant Loan Party shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

            (i) Any Loan Party shall fail to pay when due any principal of or interest on any Debt (beyond the period of grace, if any) or any termination event shall occur with respect to any Securitization Securities if the aggregate principal amount of the affected Debt or Securities equals or exceeds Two Hundred Fifty Thousand Dollars ($250,000) (other than

CREDIT AGREEMENT - PAGE 60
      the Obligations), or the maturity of any such Debt or Securities shall have been accelerated, or any such Debt or Securities shall have been required to be prepaid prior to the stated maturity thereof or any event shall have occurred with respect to any Debt or Securities in the aggregate principal amount equal to or in excess of Two Hundred Fifty Thousand Dollars ($250,000) that permits any holder or holders of such Debt or Securities or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any prepayment or acceleration of payment thereof.

            (j) This Agreement or any Security Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Loan Party or any Loan Party shall deny that it has any further liability or obligation under any of the Loan Documents or any Lien created or purported to be created by the Loan Documents shall for any reason cease to be or fail to be a valid, first priority perfected Lien (except for Liens permitted under this Agreement, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of the Administrative Agent) upon any of the Collateral purported to be covered thereby.

            (k) Any of the following events shall occur or exist with respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan;
      (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that could reasonably be expected to constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of the Administrative Agent subject the Borrower or any of its Subsidiaries to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate could reasonably be expected to exceed One Million Dollars ($1,000,000).

            (l) The occurrence of any event or condition which constitutes a Material Adverse Effect and thirty (30) days have passed since written notification thereof to the Borrower by the Administrative Agent (therein reasonably identifying such event or condition) without such event or condition having been remedied, cured or waived.

            (m) The occurrence of (i) an "Event of Default" under the FIRC Agreement or under any of the documents executed by FIRC or the Borrower in connection therewith, including any interest rate swap or other exchange agreement which hedges interest payable under the FIRC Agreement,
      (ii) a "Termination Event" under the Enterprise Agreement (other than with respect to the events specified in Sections 6.1(f), (j), (t) or (u) thereof) or the occurrence of any other default or event of default under any of the other documents executed by FIARC or the Borrower in connection therewith, including any interest rate swap or other exchange agreement which hedges interest payable under the Enterprise Agreement

CREDIT AGREEMENT - PAGE 61
      or (iii) a default or an event of default under agreements or other documents evidencing securitization transactions entered into by the Borrower or any of its Subsidiaries.

            (n) A material breach by the Borrower of its obligations under any interest rate Hedge Agreement on the interest rate payable by the Borrower under any interest rate Hedge Agreement offsets a counter position of FIARC under such interest rate position.

            (o) A Change of Control shall occur.

      Section 13.2 REMEDIES. If any Event of Default shall occur and be t 6 0 continuing, the Administrative Agent may (and if directed by Required Lenders, shall) do any one or more of the following:

            (a) ACCELERATION. By notice to the Borrower, declare all outstanding principal of and accrued and unpaid interest on the Notes and all other amounts payable by the Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without further notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower except as where required by the specific terms of this Agreement or the other Loan Documents;

            (b) TERMINATION OF COMMITMENTS. Terminate the Commitments, without notice to the Borrower or any other Loan Party;

            (c) JUDGMENT. Initiate proceedings to reduce any claim to judgment;

            (d) FORECLOSURE. Foreclose or otherwise enforce any Lien granted to the Administrative Agent, for the benefit of itself and each Lender to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; and

            (e) RIGHTS. Exercise any and all rights and remedies afforded by the laws of the State of Texas, or any other jurisdiction governing any of the Loan Documents, by equity, or otherwise;

PROVIDED, HOWEVER, that, upon the occurrence of an Event of Default under SUBSECTIONS 13.1(E) or SUBSECTION 13.1(F), the Commitments of all of the Lenders shall automatically terminate and the outstanding principal of and accrued and unpaid interest on the Notes and all other amounts payable by the Borrower under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

      Section 13.3 PERFORMANCE BY THE ADMINISTRATIVE AGENT. Upon the occurrence of a Default, if any Loan Party shall fail to perform any agreement in accordance with the terms of the Loan Documents, the Administrative Agent may, at the direction of the Required Lenders, perform or attempt to perform such agreement on behalf of such Loan Party. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent or the Lenders in connection with such performance or attempted performance,

CREDIT AGREEMENT - PAGE 62
to the Administrative Agent at the Principal Office together with interest thereon at the Default Rate applicable to Base Rate Accounts from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of any Loan Party under any Loan Document.

      Section 13.4 SET-OFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, without notice to the Borrower or any other Person (any such notice being hereby expressly waived), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or any other Loan Party against any and all of the Obligations now or hereafter existing under any Loan Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under such Loan Documents and although the Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower (with a copy to the Administrative Agent) after any such set-off and application, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

      Section 13.5 CONTINUANCE OF DEFAULT. For purposes of all Loan Documents, a Default shall be deemed to have continued and exist until the Administrative Agent shall have actually received evidence satisfactory to the Administrative Agent that such Default shall have been remedied.

                                   ARTICLE 14

                            THE ADMINISTRATIVE AGENT

      Section 14.1 APPOINTMENT, POWERS, AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes Bank of America to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in SECTION 14.5 shall include its Affiliates (including Banc of America Securities LLC) and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in the Loan Documents and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Loan Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Loan Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Loan Party or any of its Affiliates; (d) shall not be required to initiate or conduct any litigation or collection

CREDIT AGREEMENT - PAGE 63
proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

      Section 14.2 RELIANCE BY THE ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with
SECTION 15.8. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; PROVIDED, HOWEVER, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to any Loan Document or applicable law. Section

      14.3 DEFAULTS. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received written notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default as it shall deem appropriate or as shall reasonably be directed by the Required Lenders.

      Section 14.4 RIGHTS AS LENDER. With respect to its Commitment and the Loans made by it, Bank of America (and any successor acting as the Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Bank of America (and any successor acting as the Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Loan Party or any of their respective Affiliates as if it were not acting as the Administrative Agent, and Bank of America (and any successor acting as the Administrative Agent) and its Affiliates may accept fees and other consideration from any Loan Party or any of their respective Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

      Section 14.5 INDEMNIFICATION. THE LENDERS AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED UNDER

CREDIT AGREEMENT - PAGE 64

SECTION 15.1 OR SECTION 15.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF BORROWER UNDER SUCH SECTIONS) RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENT PERCENTAGES, FOR ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES), OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER THAT MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT (INCLUDING BY ANY LENDER) IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER ANY LOAN DOCUMENT; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARE FOUND IN A FINAL, NON-APPEALABLE JUDGMENT RENDERED BY A COURT OF COMPETENT JURISDICTION TO HAVE ARISEN FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITING ANY PROVISION OF ANY LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS'
FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE (CALCULATED BASED ON THE COMMITMENT PERCENTAGES) OF ANY COSTS OR EXPENSES PAYABLE BY THE BORROWER UNDER SECTION 15.1 TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH COSTS AND EXPENSES BY THE BORROWER. IN THE CASE OF AN INVESTIGATION, LITIGATION, OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 14.5 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY THE BORROWER, ITS DIRECTORS, SHAREHOLDERS, OR CREDITORS OR ANY PARTY ENTITLED TO INDEMNIFICATION HEREUNDER OR ANY OTHER PERSON AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED.

      Section 14.6 NON-RELIANCE ON THE ADMINISTRATIVE AGENT AND OTHER Lenders. Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs,

CREDIT AGREEMENT - PAGE 65
financial condition, or business of any Loan Party or any of their Affiliates that may come into the possession of any Agent or any of its Affiliates.

      Section 14.7 RESIGNATION OF THE ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor the Administrative Agent, which successor agent shall be subject to the approval of the Borrower if and so long as no Event of Default has occurred and is continuing, which approval shall not be unreasonably withheld, conditioned, or delayed. If no successor the Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring the Administrative Agent's giving of notice of resignation, then the retiring the Administrative Agent may, on behalf of the Lenders, appoint a successor the Administrative Agent which shall be a commercial bank organized under the laws of the U.S. having combined capital and surplus of at least One Hundred Million Dollars ($100,000,000), which successor agent shall be subject to the approval of the Borrower, which approval shall not be unreasonably withheld, conditioned, or delayed. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring the Administrative Agent, and the retiring the Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring the Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this ARTICLE 14 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

      Section 14.8 THE ADMINISTRATIVE AGENT FEE. The Borrower agrees to pay to the Administrative Agent on the date hereof and on each anniversary of the date hereof the administrative fee described in that certain letter dated concurrently herewith from Bank of America and Banc of America Securities LLC to the Borrower, as the same may be amended from time to time.

      Section 14.9 SEVERAL COMMITMENTS. The Commitments and other obligations of the Lenders under any Loan Document are several. The default by any Lender in making a Loan in accordance with its Commitment shall not relieve the other Lenders of their obligations under any Loan Document. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. No Lender shall be responsible for any act or omission of any other Lender.

                                   ARTICLE 15

                                  MISCELLANEOUS

      Section 15.1 EXPENSES. The Borrower hereby agrees to pay promptly after presentation of supporting documentation without duplication: (a) all reasonable costs and expenses of the Administrative Agent and the Lead Arranger arising in connection with the preparation, negotiation, execution, and delivery of the Loan Documents and all amendments or other modifications to the Loan Documents, including, without limitation, the reasonable fees and expenses of legal counsel

CREDIT AGREEMENT - PAGE 66
for the Administrative Agent and the Lead Arranger; (b) all costs and expenses of the Administrative Agent in connection with any Default and the enforcement of any Loan Document or collection of the Obligations, including, without limitation, the fees and expenses of legal counsel for the Administrative Agent;
(c) all fees, costs, and expenses of any Lender arising in connection with an Event of Default and the enforcement of any Loan Document or collection of the Obligations during the continuance of an Event of Default; PROVIDED, HOWEVER, that all Lenders (other than the Administrative Agent) shall be limited to the legal fees and expenses of one counsel for all Lenders unless such representation shall result in a conflict of interest, in which case the Borrower shall pay the fees, costs, and expenses of as many counsel as necessary to avoid conflicts among the Lenders; (d) all transfer, stamp, documentary, or other similar taxes, assessments, or charges (including, without limitation, the Taxes and any penalties or interest) levied by any Governmental Authority in respect of any Loan Document or the transactions contemplated thereby; (e) all reasonable costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or other Lien contemplated by any Loan Document; and (f) all other reasonable costs and expenses incurred by the Administrative Agent in connection with any Loan Document. The fees and expenses of legal counsel for the Administrative Agent that the Borrower has agreed to pay hereunder include the fees and expenses of legal counsel for the Administrative Agent arising in connection with advice given to the Administrative Agent as to its rights and responsibilities hereunder.

      Section 15.2 INDEMNIFICATION. THE BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, THE LEAD ARRANGER AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) ANY BREACH BY ANY LOAN PARTY OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (B) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE ASSETS OF THE BORROWER OR ANY OTHER LOAN PARTY, (C) ANY AND ALL STAMP, FILING, OR SIMILAR TAXES (INCLUDING,

CREDIT AGREEMENT - PAGE 67

WITHOUT LIMITATION, THE "TAXES" AND ANY INTEREST OR PENALTY) LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE ADMINISTRATIVE AGENT, THE LEAD ARRANGER OR ANY LENDER IN RESPECT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, OR (D) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY; PROVIDED THAT THE PERSON ENTITLED TO BE INDEMNIFIED UNDER THIS SECTION SHALL NOT BE INDEMNIFIED FROM OR HELD HARMLESS AGAINST ANY LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, OR EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES) FOUND IN A FINAL, NON-APPEALABLE JUDGMENT RENDERED BY A COURT OF COMPETENT JURISDICTION TO HAVE ARISEN OUT OF OR RESULTED FROM ITS GROSS NEGLIGENCE OR ITS WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF ANY LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. IN THE CASE OF AN INVESTIGATION, LITIGATION, OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 15.2 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION, OR PROCEEDING IS BROUGHT BY THE BORROWER, ITS DIRECTORS, SHAREHOLDERS, OR CREDITORS OR ANY PARTY ENTITLED TO INDEMNIFICATION HEREUNDER OR ANY OTHER PERSON AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED.

      Section 15.3 LIMITATION OF LIABILITY. None of the Administrative Agent, the Lead Arranger, any Lender, or any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to the Borrower for and, by the execution of the Loan Documents to which it is a party, each other Loan Party, hereby waives, releases, and agrees not to sue any of them upon, any claim for, any special, indirect, incidental, consequential, or punitive damages suffered or incurred by any Loan Party in connection with, arising out of, or in any way related to any of the Loan Documents, or any of the transactions contemplated by any of the Loan Documents.

      Section 15.4 NO DUTY. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Administrative Agent, the Lead Arranger or any Lender shall have the right to act exclusively in the interest of the Administrative Agent, the Lead Arranger and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Loan Party, any shareholders of any Loan Party, or any other Person.

      Section 15.5 NO FIDUCIARY RELATIONSHIP. The relationship between the Loan Parties on the one hand and the Administrative Agent, the Lead Arranger and each Lender on the other is solely that of debtor and creditor, and neither the Administrative Agent, the Lead Arranger nor any Lender has any fiduciary or other special relationship with any Loan Parties, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Loan Parties on the one hand and the Administrative Agent, the Lead Arranger and each Lender on the other to be other than that of debtor and creditor.

      Section 15.6 EQUITABLE RELIEF. The Borrower recognizes that in the event any Loan Party fails to pay, perform, observe, or discharge any or all of the obligations under the Loan Documents, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders. The Borrower therefore agrees that the Administrative Agent and the Lenders, if the Administrative

CREDIT AGREEMENT - PAGE 68

Agent or the Required Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

      Section 15.7 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in the Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

      Section 15.8 SUCCESSORS AND ASSIGNS.

            (a) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrower may not assign or transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and all of the Lenders.

            (b) ASSIGNMENT. Each Lender may assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); PROVIDED, HOWEVER, that

                  (i) each such assignment shall be to an Eligible Assignee. As used herein, "ELIGIBLE ASSIGNEE" means (A) a Lender; (B) an Affiliate of a Lender or, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor as such Lender (herein a "RELATED FUND"); and (C) any other Person approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with this SECTION 15.8, the Borrower, such approval not to be unreasonably withheld, conditioned, or delayed by the Borrower and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Administrative Agent from the Borrower within five (5) Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower; PROVIDED, HOWEVER, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee;

                  (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement or an assignment by a Lender to one of its Related Funds, any such partial assignment shall be in an amount not less than the lesser of [$1,000,000] or such Lender's remaining Commitments hereunder;

                  (iii) the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance an Assignment and Acceptance, together with any Note subject to such assignment and a processing fee of $3,500.

CREDIT AGREEMENT - PAGE 69

      Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Administrative Agent, and the Borrower shall upon return of the assignor's notes, if any, make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the U.S. or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with SECTION 6.7.

            (c) REGISTER. The Administrative Agent shall maintain at the Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note or Notes subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance,
      (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the parties thereto.

            (d) PARTICIPATIONS. Each Lender may sell participations to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and its Loans); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in ARTICLE 6 (to the extent that the Lender selling such participation would have been entitled thereto) and the right of set-off contained in SECTION 13.5, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and to approve any amendment, modification, waiver, or consent of any provision of any Loan Document (other than amendments, modifications, waivers, or consents of the types relating to the Loan or Commitment participated in under SECTION 15.11(A)).

            (e) PLEDGE TO FEDERAL RESERVE. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans to any Federal Reserve Bank as collateral security pursuant to Regulation A and any

CREDIT AGREEMENT - PAGE 70

      Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

            (f) DELIVERY OF INFORMATION. Any Lender may furnish any information concerning any Loan Party in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) subject to such Persons agreeing to being bound by the provisions of SECTION 15.22.

      Section 15.9 SURVIVAL. All representations and warranties made in any Loan Document or in any document, statement, or certificate furnished in connection with any Loan Document shall survive the execution and delivery of the Loan Documents and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations under ARTICLE 6, SECTION 14.5, SECTION 15.1, and SECTION 15.2 shall survive repayment of the Notes and termination of the Commitments and the Letters of Credit.

      Section 15.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES THERETO.

      Section 15.11 AMENDMENTS AND WAIVERS. Any provision of any Loan Document may be amended or waived and any consent to any departure by any Loan Party therefrom may be granted if, but only if, such amendment, waiver, or consent is in writing and is signed by the Borrower and the Required Lenders (and, if ARTICLE 14 or the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); PROVIDED that no such amendment, waiver, or consent applicable to:

            (a) a Loan or Commitment which has the effect of:

                  (i) increasing such Commitment,

                  (ii) reducing the principal of or rate of interest on such
            Loan or any fees or other amounts payable hereunder with respect to such Loan or Commitment,

                  (iii) postponing any date fixed for the payment of any
            scheduled installment of principal of or interest on such Loan or any fees or other amounts payable hereunder with respect to such Loan or Commitment or changing any optional or mandatory prepayment provision applicable to such Loan, or

CREDIT AGREEMENT - PAGE 71

                  (iv) postponing any date fixed for termination of such
            Commitment

      shall be effective unless also signed by each Lender holding the Loan or Commitment of the type being modified; and

            (b) any change (including a waiver) in:

                  (i) the definition of Required Lenders or the provisions of this SECTION 15.11; or

                  (ii) the conditions specified in ARTICLE 8 hereof, or

                  (iii) which has the effect of releasing any Loan Party in a transaction which is not otherwise permitted hereby, or

                  (iv) releases of all or substantially all of the Collateral,
            or

                  (v) releases of all or substantially all of the Guaranties shall not be effective unless signed by all Lenders; and

      Section 15.12 MAXIMUM INTEREST RATE.

            (a) No interest rate specified in any Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "CONTRACT RATE") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

            (b) No provision of any Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the Obligations; and, if the principal of the Obligations has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and each Lender shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and
      (c) amortize, prorate, allocate, and spread in equal or unequal parts the total

CREDIT AGREEMENT - PAGE 72
      amount of interest throughout the entire contemplated term of the Obligations so that interest for the entire term does not exceed the Maximum Rate.

      Section 15.13 NOTICES. All notices and other communications provided for in any Loan Document to which any Loan Party is a party shall be given or made in writing (except as otherwise permitted by SECTION 5.3) and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or with respect to any Loan Party, at the "Address for Notices" specified below the Borrower's name on the signature pages hereof, or with respect to a Lender not a party to this Agreement on the Closing Date, in its Assignment and Acceptance, or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in any Loan Document, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, three (3) Business Days after being duly deposited in the mails, in each case given or addressed as aforesaid; PROVIDED, HOWEVER, notices to the Administrative Agent pursuant to SECTION 5.3 shall not be effective until received by the Administrative Agent.

      Section 15.14 GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE U.S. ANY ACTION OR PROCEEDING AGAINST THE BORROWER UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY TEXAS STATE COURT LOCATED IN DALLAS COUNTY, TEXAS OR FEDERAL COURT IN THE NORTHERN DISTRICT OF TEXAS. THE BORROWER IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 15.13 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY ANY LOAN PARTY AGAINST ANY OF THE AGENTS OR ANY LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS, TEXAS.

      Section 15.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

CREDIT AGREEMENT - PAGE 73

      Section 15.16 SEVERABILITY. Any provision of any Loan Document held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of such Loan Document and the effect thereof shall be confined to the provision held to be invalid or illegal.

      Section 15.17 HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

      Section 15.18 NON-APPLICATION OF CHAPTER 15 OF TEXAS CREDIT CODE. The provisions of Chapter 15 of the Texas Credit Code (relating to certain revolving credit facilities) are specifically declared by the parties hereto not to be applicable to any Loan Documents or to the transactions contemplated thereby.

      Section 15.19 CONSTRUCTION. The Borrower, each Loan Party (by its execution of the Loan Documents to which it is a party), the Administrative Agent, and each Lender acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by the parties thereto.

      Section 15.20 INDEPENDENCE OF COVENANTS. All covenants under the Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

      Section 15.21 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY OF THE AGENTS OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

      Section 15.22 CONFIDENTIALITY. Each Lender agrees to keep confidential any information obtained by it from any Loan Party or its agents or representatives pursuant hereto and the other Loan Documents identified as confidential in writing at the time of delivery in accordance with such Lender's customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (a) to such Lender's officers, directors, employees, representatives, attorneys, agents, or affiliates who are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender on a non-confidential basis from any source or as such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law, regulation, subpoena, or judicial order or process (provided that notice of such requirement or order shall be promptly furnished to the Borrower unless such notice is legally prohibited) or requested or required by bank regulators or auditors or any administrative

CREDIT AGREEMENT - PAGE 74
body, commission, or other Governmental Authority to whose jurisdiction such Lender may be subject, (d) to assignees or participants or potential assignees or participants or to professional advisors or direct or indirect contractual counterparties in swap agreements provided in each case such Person agrees to be bound by the provisions of this SUBSECTION 15.22, (e) to the extent required in connection with any litigation between any Loan Party and any Lender with respect to the Loans or this Agreement and the other Loan Documents, (f) to rating agencies, their employees, representatives, attorneys, agents, or affiliates who are advised of the confidential nature of such information, and
(g) with the Borrower's prior written consent.


                  [Remainder of page intentionally left blank]

CREDIT AGREEMENT - PAGE 75

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                      BORROWER:

                                      FIRST INVESTORS FINANCIAL SERVICES, INC.


                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________


                                      Address for Notices to the Borrower OR ANY
                                      LOAN PARTY:


                                      Attention: _______________________________
                                      Telephone: _______________________________
                                      Telecopier: ______________________________

CREDIT AGREEMENT - PAGE 76

                                      ADMINISTRATIVE AGENT:

                                      BANK OF AMERICA, N.A.,
                                      as the Administrative Agent



                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________



                                      ADDRESS FOR NOTICES:

                                      __________________________________________
                                      __________________________________________
                                      __________________________________________
                                      Attention: _______________________________
                                      Telephone: _______________________________
                                      Telecopier: ______________________________

CREDIT AGREEMENT - PAGE 77

                                      LENDERS:

REVOLVING COMMITMENT:                 BANK OF AMERICA, N.A.
$0


TERM COMMITMENT:                      By: ______________________________________
$9,500,000                            Name: ____________________________________
                                      Title: ___________________________________



                                      ADDRESS FOR NOTICES:


                                      Bank of America, N.A.
                                      __________________________________________
                                      __________________________________________
                                      Attention: _______________________________
                                      Telephone: _______________________________
                                      Telecopier: ______________________________

                                      Lending Office for Base Rate Accounts and
                                      LIBOR ACCOUNTS:

                                      Bank of America, N.A.
                                      __________________________________________
                                      __________________________________________
                                      Attention: _______________________________
                                      Telephone: _______________________________
                                      Telecopier: ______________________________

CREDIT AGREEMENT - PAGE 78

REVOLVING COMMITMENT:                 FIRST UNION NATIONAL BANK

$0

TERM COMMITMENT:                      By: ______________________________________
$4,000,000                            Name: ____________________________________
                                      Title: ___________________________________


                                    ADDRESS FOR NOTICES:


                                    First Union National Bank
                                      __________________________________________
                                      __________________________________________
                                      Attention: _______________________________
                                      Telephone: _______________________________
                                      Telecopier: ______________________________



                                    Lending Office for Base Rate Accounts and
                                    LIBOR ACCOUNTS:

                                    First Union National Bank
                                      __________________________________________
                                      __________________________________________
                                      Attention: _______________________________
                                      Telephone: _______________________________
                                      Telecopier: ______________________________

CREDIT AGREEMENT - PAGE 79

                                   EXHIBIT "A"

                                 REVOLVING NOTE


$____________                                                December 22, 2000

      FOR VALUE RECEIVED, the undersigned, FIRST INVESTORS FINANCIAL SERVICES, INC., a corporation duly organized and validly existing under the laws of the State of Texas ("BORROWER"), hereby promises to pay to the order of ___________________________ ("LENDER"), at the Principal Office of the
Administrative Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of __________________________ DOLLARS ($____________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by Lender to Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

      Borrower hereby authorizes Lender to record in its records the amount of each Revolving Loan and Type of Accounts established under each Revolving Loan and all Continuations, Conversions and payments of principal in respect thereof, which records shall, in the absence of manifest error, constitute prima facie evidence of the accuracy thereof; PROVIDED, HOWEVER, that the failure to make such notation with respect to any such Revolving Loan or payment shall not limit or otherwise affect the obligations of Borrower under the Credit Agreement or this Revolving Note.

      This Revolving Note is one of the Revolving Notes referred to in the Credit Agreement dated as of December 22, 2000, among Borrower, Lender, the other lenders party thereto (collectively with Lender, the "LENDERS"), Bank of America, N.A., as administrative agent for the Lenders ("ADMINISTRATIVE AGENT"), and Banc of America Securities LLC, as lead arranger and book manager (such Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "CREDIT AGREEMENT"), and evidences Revolving Loans made by Lender thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Revolving Note upon the happening of certain stated events and for prepayments of Revolving Loans prior to the maturity of this Revolving Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Revolving Note have the respective meanings assigned to them in the Credit Agreement.

      THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

      Except for any notices expressly required by the Loan Documents and as otherwise required under applicable law, Borrower and each surety, guarantor, endorser and other party ever liable for

EXHIBIT A - PAGE 1
payment of any sums of money payable on this Revolving Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Revolving Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or to release or substitute part or all of the collateral securing this Revolving Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.



                                      FIRST INVESTORS FINANCIAL SERVICES, INC.


                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

EXHIBIT A - PAGE 2

                                   EXHIBIT "B"

                                    TERM NOTE


$____________                                                December 22, 2000

      FOR VALUE RECEIVED, the undersigned, FIRST INVESTORS FINANCIAL SERVICES, INC., a corporation duly organized and validly existing under the laws of the State of Texas ("BORROWER"), hereby promises to pay to the order of ___________________________ ("LENDER"), at the Principal Office of the
Administrative Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of _____________________________________ DOLLARS ($____________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Term Loans made by Lender to Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of such Term Loans, at such office, in like money and funds, for the period commencing on the date of such Term Loans until such Term Loans shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

      Borrower hereby authorizes Lender to record in its records the amount of the Term Loans and Type of Accounts established thereunder and all Continuations, Conversions and payments of principal in respect thereto, which records shall, in the absence of manifest error, constitute prima facie evidence of the accuracy thereof; PROVIDED, HOWEVER, that the failure to make such notation with respect to the Term Loans or such Accounts or payment shall not limit or otherwise affect the obligations of Borrower under the Credit Agreement or this Term Note.

      This Term Note is one of the Term Notes referred to in the Credit Agreement dated as December 22, 2000, among Borrower, Lender, the other lenders party thereto (collectively with Lender, the "LENDERS"), Bank of America, N.A., as administrative agent for the Lenders ("ADMINISTRATIVE Agent"), and Banc of America Securities LLC, as lead arranger and book manager (such Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "CREDIT AGREEMENT"), and evidences Term Loans made by Lender thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Term Note upon the happening of certain stated events and for prepayments of Term Loans prior to the maturity of this Term Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Term Note have the respective meanings assigned to them in the Credit Agreement.

      THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

      Except for any notices expressly required by the Loan Documents and as otherwise required under applicable law, Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Term Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice

EXHIBIT B - PAGE 1
of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Term Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or to release or substitute part or all of the collateral securing this Term Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.


                                    FIRST INVESTORS FINANCIAL SERVICES, INC.


                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

EXHIBIT B - PAGE 2

                                   EXHIBIT "C"

                       NOTICE OF BORROWINGS, CONVERSIONS,
                          CONTINUATIONS OR PREPAYMENTS


Date:  _______________, ______

Bank of America, N.A., as Administrative Agent
_____________________________
_____________________________
Attention: __________________


      Reference is made to that certain Credit Agreement dated as of December 22, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "CREDIT AGREEMENT"), among First Investors Financial Services, Inc. ("BORROWER"), the Lenders named therein (the "LENDERS") and Bank of America, N.A., as Administrative Agent for itself and the other Lenders (in such capacity, "ADMINISTRATIVE AGENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      Borrower hereby gives this Notice of Borrowings, Conversions, Continuations or Prepayments (this "NOTICE"), irrevocably, pursuant to SECTION
5.3 of the Credit Agreement. Borrower hereby notifies you of the following (check and/or complete the applicable item):1

____  (a) NEW LOAN.

            (i) Borrower requests a [Revolving Loan] [Term Loan] in the amount of $________ on _______________, ____.

            (ii) The Loan will be of the following Type: [Base Rate Loan] [Libor Loan].

            (iii) If the Loan will be a Libor Loan, the Interest Period will be ______ month[s].

____  (b) [CONVERSION] [CONTINUATION] OF LOAN.

            (i) Borrower requests a [Conversion] [Continuation] of [Revolving Loans] [Term Loans] in the amount of $________ on __________, ____.

            (ii) The Type of Loan to be [Converted] [Continued] will be a [Base Rate Loan] [Libor Loan].

__________________________
(1) The Borrower shall also be required to provide the additional information (if any) required by the Credit Agreement.

EXHIBIT C - PAGE 1

            (iii) The Loan resulting from the [Conversion] [Continuation] will be a [Base Rate Loan] [Libor Loan].

            (iv) If the Loan resulting from the [Conversion] [Continuation] will be a Libor Loan, the Interest Period for such Loan will be _____ month[s].

____  (c) PREPAYMENT.

            (i) Borrower will make a prepayment of the principal of the [Revolving Loans] [Term Loans] in the amount of $___________ on ______________, ____.

            (ii) The Loan to be prepaid will be of the following Type: [Base Rate Loan] [Libor Loan].

            (iii) If the Loan to be prepaid is a Libor Loan, it has an Interest Period of _____ month[s] that will end on _____________, ____.

____  (d) TERMINATION OR REDUCTION OF COMMITMENT(S).

            (i) Borrower hereby terminates the [Revolving Commitments] [Term Commitments] effective as of _________________,_____.

            (ii) Borrower hereby reduces the [Revolving Commitments] [Term Commitments] from $__________ in aggregate amount to $___________ in aggregate amount effective as of _____________, _____.

      Borrower hereby certifies, represents and warrants to Administrative Agent and the Lenders as follows:

      (a) No Default or Material Adverse Effect has occurred or is continuing or would result from the Loans (if any) requested pursuant to this Notice;

      (b) All of the conditions precedent to the borrowing, Conversion, Continuation, prepayment and/or termination or reduction of Commitments requested pursuant to this Notice contained in the Loan Documents (including, without limitation, the conditions precedent set forth in ARTICLE 8 of the Credit Agreement) have been satisfied in full (without exception or waiver except as may have been agreed to by Administrative Agent and the Lenders in accordance with the Credit Agreement).

EXHIBIT C - PAGE 2

      IN WITNESS WHEREOF, the undersigned has executed this Notice as of the day and year first above written.

                                      FIRST INVESTORS FINANCIAL SERVICES, INC.


                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

EXHIBIT C - PAGE 3

                                   EXHIBIT "D"

                            ASSIGNMENT AND ACCEPTANCE

Dated _____________, ______

      Reference is made to the Credit Agreement dated as of December 22, 2000, among FIRST INVESTORS FINANCIAL SERVICES, INC. ("BORROWER"), a Texas corporation, the lenders named therein (the "LENDERS"), BANK OF AMERICA, N.A., as administrative agent for the Lenders ("ADMINISTRATIVE AGENT") and Banc of America Securities LLC, as lead arranger and book manager (such Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "CREDIT AGREEMENT" and capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement). This Assignment and Acceptance is being executed pursuant to SECTION 15.8 of the Credit Agreement.

      ____________________________ (the "ASSIGNOR") and ________________________
(the "ASSIGNEE") agree as follows:

      1. (a) The Assignor hereby sells and assigns to the Assignee without recourse, representation or warranty except as specifically set forth herein, and the Assignee hereby purchases and assumes from the Assignor as of the Effective Date (as defined below), a ___________% interest in and to all the Assignor's rights and obligations under
            (i) the Commitments of the Assignor on the Effective Date (which Commitments consist of Assignor's Revolving Commitment and Assignor's Term Commitment) and (ii) the Loans owing to the Assignor outstanding on the Effective Date (which Loans consist of Assignor's Revolving Loans and Assignor's Term Loans) together with such percentage interest in all unpaid interest and fees accrued from the Effective Date relating thereto.

            (b) After giving effect to the foregoing assignment, Assignor's and Assignee's Commitments shall be as follows:


            ASSIGNOR:

            Revolving Commitment          $_________________
            Term Commitment               $_________________


            ASSIGNEE:

            Revolving Commitment          $_________________
            Term Commitment               $_________________

EXHIBIT D - PAGE 1

            (c) After giving effect to the foregoing assignment, Assignor's and Assignee's Loans shall be as follows:


            ASSIGNOR:

            Revolving Loans               $_________________
            Term Loans                    $_________________


            ASSIGNEE:

            Revolving Loans               $_________________
            Term Loans                    $_________________


      2. The Assignor (i) represents that as of the date hereof, and before giving effect to the assignment provided for herein, its Commitments are $_____________, (consisting of its Revolving Commitment of $_________________ and its Term Commitment of $___________________),
            the outstanding principal balance of its Loans is $_____________ (consisting of its Revolving Loan with an outstanding principal balance of $_______________ and its Term Loan with an outstanding principal balance of $____________________), (all as unreduced by any assignments which have not yet become effective); (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by the Borrower or any other Person of any of their obligations under the Credit Agreement or any Loan Document; and (iv) attaches the Revolving Note and Term Note held by Assignor and requests that the Administrative Agent exchange such Notes for new Notes, to be delivered to Assignee and Assignor as appropriate, payable to the order of (A) Assignee in the amounts assigned to Assignee pursuant hereto as set forth in paragraph 1 above, and (B) the Assignor in the amounts retained by the Assignor as set forth in paragraph 1 above.

      3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to SECTION 10.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this
            Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit

EXHIBIT D - PAGE 2

            Agreement and the other Loan Documents; (iv) confirms that it is eligible to be an Assignee; (v) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; [AND (VII) ATTACHES THE FORMS PRESCRIBED BY THE INTERNAL REVENUE SERVICE OF THE UNITED STATES CERTIFYING AS TO THE ASSIGNEE'S EXEMPTION FROM UNITED STATES WITHHOLDING TAXES WITH RESPECT TO ALL PAYMENTS TO BE MADE TO THE ASSIGNEE UNDER THE CREDIT AGREEMENT OR SUCH OTHER DOCUMENTS AS ARE NECESSARY TO INDICATE THAT ALL SUCH PAYMENTS ARE SUBJECT TO SUCH TAX AT A RATE REDUCED BY AN APPLICABLE TAX TREATY].2

      4. The effective date for this Assignment and Acceptance shall be ____________, ____ (the "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent and Borrower for acceptance and for recording by the Administrative Agent.

      5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

      6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees, and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

      7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

      8. This Assignment and Acceptance may be executed in any number of counterparts and on telecopy counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



_____________________________

(2) If the Assignee is organized under the laws of a jurisdiction outside the United States.

EXHIBIT D - PAGE 3

                                      [NAME OF ASSIGNOR]

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                      [NAME OF ASSIGNEE]

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________



                                      ADDRESS FOR NOTICES:



                                      Telecopy No.: ____________________________
                                      Telephone No. ____________________________



ACCEPTED BY:

BANK OF AMERICA, N.A.
as Administrative Agent

By: ______________________________________
Name: ____________________________________
Title: ___________________________________



FIRST INVESTORS FINANCIAL SERVICES, INC.,3 as Borrower

By: ______________________________________
Name: ____________________________________
Title: ___________________________________

____________________________
(3) Consent of Borrower, which shall not unreasonably be withheld, is not required if an Event of Default has occurred and is continuing.

EXHIBIT D - PAGE 4

                                   EXHIBIT "E"

                             COMPLIANCE CERTIFICATE

Pursuant to the Credit Agreement dated as of ________________ (as amended, supplemented or otherwise modified from time to time, the "Agreement", the terms defined therein being used herein as therein defined) by and among First Investors Financial Services, Inc. (the "Borrower"), Bank of America, N.A., as Agent (the "Agent") and certain financial institutions now or here after a party thereto (the "Banks"), I, Bennie H. Duck, do hereby certify to the Agent and each of the Banks that I am the duly elected, qualified and acting Chief Financial Officer of the Borrower, and do hereby further certify to the Agent and each of the Banks as follows:

1. The Borrower has fulfilled its obligations under the Agreement and all representations and warranties made in the Loan Documents continue to be true and correct, except to the extent that such representations and warranties relate solely to an earlier date.

2. No Default or Event of Default has occurred or is continuing with respect to the terms and conditions of the Agreement or any other Loan Document.

3. The aggregate outstanding principal balance of the Advances does not and will not exceed the Available Amount.

4. The following calculations of the following covenants are true and correct as of April 30, 2000 and are based upon the terms and conditions contained in the Agreement.

5.    SECTION 12.1 MINIMUM TANGIBLE NET WORTH

      Tangible Net Worth of FIFS (a-b)
            Book Equity (a)
            Less Intangibles:
                  Goodwill
                  Deferred Financing Cost
                  Other                                            _____________
                  Other Intangibles (b)                            _____________
      Actual Tangible Net Worth (a-b)

      Requirement Reconciliation:

            Beginning amount (90% of 10/31/00 actual) (a)          _____________
            100% of the Net Proceeds of any sale of
              Capital Stock (b)                                    _____________
            Net Income since 10/31/00
            90% of Net Income since 10/31/00 (b)                   _____________
                  Ending requirement (a+b+c)

      Compliance:                                                  YES

EXHIBIT E - PAGE 1

6.    SECTION 12.2 MAXIMUM NET CHARGE-OFF RATIO

      For the month most recently ended:
            Charged-off Receivables (a)
            Average Receivables Held for Investment, gross (b)
            Net Charge-off Ratio (a/b) = A                         3.75%

      Net Charge-off Ratio for the two most recently ended months before the current period:
            B:
            C:

            Average (A,B,C)

      Maximum Allowed                                              3.75%

      Compliance                                                   YES

7.    SECTION 12.3 MAXIMUM DELINQUENCY RATIO

      For the month most recently ended:
            Delinquent Receivables (a)
            Receivables Held for Investment, gross (b)
            Delinquency Ratio (a/b) = A                            _____________

      Delinquency Ratio for the two most recently ended months before the current period:
            B:                                                     _____________
            C:                                                     _____________

            Average (A,B,C)

      Maximum Allowed                                              4.50%

      Compliance                                                   YES

8.    SECTION 12.4 MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO

      For the Borrower and its consolidated subsidiaries at the end of each calendar month for the twelve month period then ending:

      Net Income before taxes (a)
      Interest Expense (b)
      Depreciation and Amortization (c)                            _____________
      EBITDA (a+b+c) = A

      Interest Expense (a)
      Rental Expense (b)

EXHIBIT E - PAGE 2

      Scheduled principal payments of Debt in the next 12-months (excluding
            $3.0 million bullet due six-months after closing and securitization debt)(c)
      Fixed Charges (a+b+c) = B

      Consolidated Fixed Charge Coverage Ratio (A/B) (calculated monthly on a rolling twelve month basis)

      Minimum Required                                             1.10x

      Compliance:                                                  YES

9.    SECTION 12.5 MINIMUM BORROWER ONLY FIXED CHARGE COVERAGE RATIO

      For the Borrower only at the end of each calendar month for the twelve month period then ending:

      Net Income before taxes (a)
      Interest Expense (b)
      Depreciation and Amortization (c)
      Residual cash flow from Exempt Subsidiaries of the Borrower received by the Borrower (d)
                                                                   _____________
      EBITDA (a+b+c+d) = A

      Interest Expense (a)
      Rental Expense paid by the Borrower (i)
            Reimbursements from and payments by the Borrower's
            Subsidiaries (ii)
                                                                   _____________
      Net Rental Expense paid by the Borrower (i-ii = b) Scheduled principal payments of Debt in the next 12-months
            (excluding $3.0 million bullet due six-months after
            closing and securitization debt) (c)                   _____________
      Fixed Charges (a+b+c) = B

      Consolidated Fixed Charge Coverage Ratio (A/B) (calculated on a monthly basis)

      Minimum Required                                             1.05x

      Compliance:                                                  YES

10. SECTION 12.6 MAXIMUM TOTAL LIABILITIES PLUS CONTINGENT OBLIGATIONS TO TANGIBLE NET WORTH RATIO

      Total Liabilities
      Contingent Obligations

EXHIBIT E - PAGE 3

                                                                   _____________

      Total Liabilities + Contingent Obligations (a)

      Tangible Net Worth (b)

      Total  Liabilities  plus  Contingent  Obligations  to Tangible Net Worth
(a/b)

      Maximum allowed through 6/30/00                              10.65x
      Maximum allowed after 6/30/00                                9.75x

      Compliance:                                                  YES

      In Witness Whereof, I have executed this Compliance Certificate in the name and on behalf of Borrower this ___ day of ____________, 2000

                  First Investors Financial Services, Inc.


            By:   ___________________________________________
                  Bennie H. Duck
                  Vice President and Chief Financial Officer

EXHIBIT E - PAGE 4

                                   EXHIBIT "F"

                                    GUARANTY
                                  (Subsidiary)

      WHEREAS, FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation, ("BORROWER") has entered into that certain Credit Agreement dated as of December 22, 2000, among Borrower, the lenders party thereto (individually a "LENDER" and collectively, "LENDERS"), BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders ("ADMINISTRATIVE Agent") and BANC OF AMERICA SECURITIES LLC, as lead arranger and book manager (such Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "CREDIT AGREEMENT" and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement);

      WHEREAS, the execution of this Guaranty is required by the Credit Agreement as a condition to making extensions of credit thereunder from and after the Closing Date;

      WHEREAS, each Guarantor has determined that (i) it will directly and indirectly benefit from the availability of financing to the Borrower under the Credit Agreement and from the other transactions evidenced by and contemplated in the Loan Documents, (ii) it will benefit, directly and indirectly, from executing and delivering this Guaranty Agreement, (iii) it is in such Guarantor's best interest, and within its corporate purpose, to execute and deliver and, if called upon to do so, to perform its obligations under this Guaranty Agreement, and (iv) execution and delivery of this Guaranty Agreement and the other Loan Documents to which such Guarantor is a party is necessary or convenient to the conduct, promotion, and attainment of the business of such Guarantor.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned Subsidiaries and any Subsidiary hereafter added as a "Guarantor" hereto pursuant to a Joinder Agreement (individually a "GUARANTOR" and collectively the "GUARANTORS"), hereby irrevocably, unconditionally and jointly and severally guarantees to the Administrative Agent and Lenders the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined) upon the following terms:

      1. The term "GUARANTEED INDEBTEDNESS", as used herein means all of the "Obligations", as defined in the Credit Agreement and shall include any and all post-petition interest and expenses (including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; PROVIDED that, notwithstanding anything to the contrary contained in this Guaranty, the Guaranteed Indebtedness shall be limited, with respect to each Guarantor to an aggregate amount equal to the greatest amount that would not render such Guarantor's indebtedness, liabilities or obligations hereunder subject to avoidance under Sections 544, 548 or 550 of the United States Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; PROVIDED, FURTHER, that, for purposes of the immediately preceding clauses, it shall be presumed that the Guaranteed Indebtedness for each Guarantor hereunder does not equal or exceed any aggregate amount which would render such Guarantor's indebtedness, liabilities or obligations hereunder subject to being so avoided, set aside or annulled, and the burden of proof to

EXHIBIT F - PAGE 1
the contrary shall be on the party asserting to the contrary. Subject to but without limiting the generality of the foregoing sentence, the provisions of this Guaranty are severable and, in any legally binding action or proceeding involving any state corporate law or any bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity, if the indebtedness, liabilities or obligations of any Guarantor hereunder would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of its indebtedness, liabilities or obligations hereunder, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such indebtedness, liabilities or obligations shall, for purposes of determining such Guarantor's obligations under this Guaranty, without any further action by such Guarantor or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

      2. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Administrative Agent, any Lender or any other party, or which any Guarantor may have against Borrower, Administrative Agent, any Lender or any other party, shall, to the extent permitted by applicable law, be available to, or asserted by, any Guarantor against Administrative Agent, any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

      3. If a Guarantor becomes liable for any indebtedness owing by Borrower to Administrative Agent or any Lender by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Administrative Agent and Lenders hereunder shall be cumulative of any and all other rights that Administrative Agent and Lenders may ever have against such Guarantor. The exercise by Administrative Agent and Lenders of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

      4. Upon the occurrence of an Event of Default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantors shall, jointly and severally, promptly pay the amount due thereon to Administrative Agent and Lenders without notice or demand in lawful currency of the United States of America and it shall not be necessary for Administrative Agent or any Lender, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness notwithstanding any applicable law to the contrary. In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by Administrative Agent and any Lender with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by such Guarantor and, in addition, upon payment by such Guarantor of any sums to Administrative Agent and any Lender hereunder, all rights of such Guarantor against Borrower, any other guarantor or any Collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be

EXHIBIT F - PAGE 2
subordinate and junior in right of payment to the prior indefeasible payment in full of the Guaranteed Indebtedness and no such right or remedy of subrogation, reimbursement or otherwise shall be exercised or otherwise entered unless and until the Guaranteed Indebtedness has been indefeasibly paid in full.

      5. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall, to the extent permitted by applicable law, nonetheless be payable by the Guarantors hereunder forthwith on demand by Administrative Agent or any Lender.

      6. Each Guarantor hereby agrees that its obligations under this Guaranty shall, to the extent permitted by applicable law, not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following occurrences or events, whether or not with notice to or the consent of any
Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Administrative Agent or any Lender to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Administrative Agent or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Administrative Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Administrative Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness;
(k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Administrative Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any Guarantor.

      7. Each Guarantor represents and warrants to Administrative Agent and Lenders as follows:

EXHIBIT F - PAGE 3

            (a) All representations and warranties in the Credit Agreement relating to it are true and correct in all material respects as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date or to the extent that a fact, event or circumstance has occurred that makes such representation or warranty untrue but which is not prohibited to occur or exist (or which does not cause an Event of Default) under the Loan Documents.

            (b) The value of the consideration received and to be received by it as a result of Borrower, Administrative Agent and Lenders entering into the Credit Agreement and its executing and delivering this Guaranty and the other Loan Documents to which it is a party is reasonably worth at least as much as its liability and obligation hereunder and thereunder, and such liability and obligation and the Credit Agreement have benefited and may reasonably be expected to benefit it directly or indirectly.

            (c) It has, independently and without reliance upon Administrative Agent or any Lender and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

            (d) It has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and it is not relying upon Administrative Agent or the Lenders to provide (and neither the Administrative Agent nor any Lender shall have any duty to provide) any such information to it either now or in the future.

      8. Each Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Lender has any commitment under the Credit Agreement, it will comply with all covenants set forth in the Credit Agreement specifically applicable to it, the terms of which are incorporated herein by reference.

      9. When an Event of Default exists, Administrative Agent and Lenders shall have the right to set-off and apply against this Guaranty or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final, but excluding any account established by a Guarantor as a fiduciary for another party) or other sums at any time credited by or owing from Administrative Agent and Lenders to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Administrative Agent or any Lender shall have made any demand under this Guaranty. Each Lender agrees promptly to notify the Borrower (with a copy to the Administrative Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of Administrative Agent and the Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Administrative Agent or any Lender may have.

      10. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior indefeasible payment in full

EXHIBIT F - PAGE 4
of all Guaranteed Indebtedness as herein provided. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness or any part thereof shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been indefeasibly paid in full in cash; EXCEPT THAT prior to occurrence of an Event of Default, a Guarantor shall have the right to receive payments on the Subordinated Indebtedness made in the ordinary course of business unless, and except to the extent that, the payment or receipt of such payments is prohibited or otherwise restricted by the Credit Agreement or another Loan Document other than this Guaranty. After the occurrence and during the continuance of an Event of Default, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been indefeasibly paid in full in cash. If any sums shall be paid to a Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of Administrative Agent and the Lenders and shall forthwith be paid to Administrative Agent without affecting the liability of any Guarantor under this Guaranty and may be applied by Administrative Agent against the Guaranteed Indebtedness in accordance with the Credit Agreement. Upon the request of Administrative Agent, a Guarantor shall execute, deliver, and endorse to Administrative Agent such documentation as Administrative Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty and with respect to a Guarantor, the term "SUBORDINATED INDEBTEDNESS" means all indebtedness, liabilities, and obligations of Borrower or any other Loan Party other than such Guarantor (Borrower and such Loan Parties herein the "DEBTORS") to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor.

            (b) Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens in favor of a Guarantor, Administrative Agent or any Lender presently exist or are hereafter created or attached. Without the prior written consent of Administrative Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor.

            (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive

EXHIBIT F - PAGE 5
directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Indebtedness has been indefeasibly paid in full in cash. Administrative Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Credit Agreement.

            (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

      11. Except for modifications made pursuant to the execution and delivery of a Joinder Agreement (which only needs to be signed by each Subsidiary party thereto), no amendment or waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Administrative Agent and Required Lenders except as otherwise provided in the Credit Agreement. To the extent permitted by applicable law, no failure on the part of Administrative Agent or any Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      12. To the extent permitted by applicable law, any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of a Guarantor against Administrative Agent or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

      13. This Guaranty is for the benefit of Administrative Agent and the Lenders and their successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on each Guarantor, but on each Guarantor's successors and assigns.

      14. Each Guarantor recognizes that Administrative Agent and the Lenders are relying upon this Guaranty and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty and the other Loan Documents to which each Guarantor is a party is a material inducement to Administrative Agent and the Lenders in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty or any other Loan Document to which it is a party.

      15. Any notice or demand to any Guarantor under or in connection with this Guaranty or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, at the address of the Borrower and/or in care of Borrower in accordance with the notice provisions in the Credit Agreement.

EXHIBIT F - PAGE 6

      16. The Guarantors shall, jointly and severally, pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Administrative Agent and Lenders in connection with the administration, enforcement, or collection of this Guaranty.

      17. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty.

      18. Each Guarantor agrees that Administrative Agent and the Lenders may exercise any and all rights granted to any of them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty.

      19. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS WITH RESPECT TO EACH GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY EACH GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THIS GUARANTY, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS AMONG ANY GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS.

      20. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

EXHIBIT F - PAGE 7

      EXECUTED as of the 22nd day of December, 2000.

                                   GUARANTORS:

                                   FARRAGUT FINANCIAL CORPORATION,
                                   a Delaware corporation

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________


                                   FIRST INVESTORS SERVICING
                                   CORPORATION,
                                   a Delaware corporation

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

EXHIBIT F - PAGE 8

                                   EXHIBIT "G"

                          SUBSIDIARY JOINDER AGREEMENT


      This SUBSIDIARY JOINDER AGREEMENT (the "AGREEMENT") dated as of ____________, _________, is executed by the undersigned (the" DEBTOR") for the benefit BANK OF AMERICA, N.A., in its capacity as administrative agent for the lenders party to the hereafter identified Credit Agreement (in such capacity herein the "AGENT") and for the benefit of such lenders in connection with that certain Credit Agreement dated as of December 22, 2000 among First Investors Financial Services, Inc., the Agent, Banc of America Securities LLC, as lead arranger and sole book manager, and the Lenders from time to time party thereto (as the same has been or may further be amended or modified, the "CREDIT AGREEMENT" and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

                                    RECITALS:

      The Debtor is a newly formed or newly acquired Subsidiary and is required to execute this Agreement pursuant to the Credit Agreement.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees as follows:

      1. The Debtor assumes all the obligations of a "Debtor" under that certain Security Agreement, dated as of December 22, 2000, by and among the Agent and the Subsidiaries party thereto (as amended or modified, the "SUBSIDIARY SECURITY AGREEMENT") and agrees that it is a "Debtor" and bound as a "Debtor" under the terms of the Subsidiary Security Agreement as if it had been an original signatory thereto. In furtherance of the foregoing, the Debtor hereby assigns, pledges and grants to the Agent a security interest in all of its right, title and interest in and to such Debtor's Collateral (as defined in the Subsidiary Security Agreement) to secure the Obligations (as defined in the Subsidiary Security Agreement) under the terms of the Subsidiary Security Agreement.

      2. SCHEDULES 1.1, 3.1, 3.2, 3.3 and 3.5 of the Subsidiary Security Agreement are hereby amended to add the information relating to the Debtor set out on SCHEDULES 1.1, 3.1, 3.2, 3.3 and 3.5 hereof. The Debtor hereby confirms that the representations and warranties set forth in Article III of the Subsidiary Security Agreement applicable to it and its Collateral are true and correct after giving effect to such amendment to the Schedules.

      3. In furtherance of its obligations under SECTION 4.2 of the Subsidiary Security Agreement but subject to SECTION 10.10 of the Credit Agreement, the Debtor agrees to execute and deliver such UCC financing statements naming the Debtor as debtor, the Agent as secured party, and describing its Collateral and such other documentation (including, without limitation, intellectual property security agreements in the forms attached to the Subsidiary Security Agreement) as the

EXHIBIT G - PAGE 1

Agent may require to evidence, protect and perfect the Liens created by the Subsidiary Security Agreement as modified hereby.

      4. The Debtor hereby assumes all the obligations of a "Guarantor" under that certain Guaranty Agreement dated as of December 22, 2000, by and among the Agent and the Subsidiaries party thereto (as amended or modified, the "SUBSIDIARY GUARANTY") and agrees that it is a "Guarantor" and bound as a "Guarantor" under the terms of the Subsidiary Guaranty as if it had been an original signatory thereto. In accordance with the foregoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor irrevocably and unconditionally guarantees to the Agent and the Lenders the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Subsidiary Guaranty) upon the terms and conditions set forth in the Subsidiary Guaranty.

      5. This Agreement shall be deemed to be part of, and a modification to, the Subsidiary Security Agreement and the Subsidiary Guaranty and shall be governed by all the terms and provisions of the Subsidiary Security Agreement and Subsidiary Guaranty, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as a valid and binding agreement of the Debtor enforceable against the Debtor to the extent set forth herein. The Debtor hereby waives notice of the Agent's or any Lender's acceptance of this Agreement.





                  [Remainder of page intentionally left blank.]

EXHIBIT G - PAGE 2

      IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the day and year first written above.

                                          DEBTOR:


                                          [___________________________]

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

EXHIBIT G - PAGE 3

                                  SCHEDULE 1.1
                                       TO
                          SUBSIDIARY JOINDER AGREEMENT

                                 PLEDGED SHARES

EXHIBIT G - PAGE 4

                                  SCHEDULE 3.1
                                       TO
                          SUBSIDIARY JOINDER AGREEMENT


                                    LOCATIONS


                         I. PRINCIPAL PLACE OF BUSINESS


                               II. OTHER LOCATIONS

EXHIBIT G - PAGE 5

                                  SCHEDULE 3.2
                                       TO
                          SUBSIDIARY JOINDER AGREEMENT

                   DEPOSIT, COMMODITY, AND SECURITIES ACCOUNTS

EXHIBIT G - PAGE 6

                                  SCHEDULE 3.3
                                       TO
                          SUBSIDIARY JOINDER AGREEMENT

                TRADE AND OTHER NAMES; TAX IDENTIFICATION NUMBER

EXHIBIT G - PAGE 7

                                  SCHEDULE 3.5
                                       TO
                          SUBSIDIARY JOINDER AGREEMENT

EXHIBIT G - PAGE 8

                                   EXHIBIT "H"

                      BORROWING BASE COMPLIANCE CERTIFICATE

The undersigned, on behalf of First Investors Financial Services, Inc. (the "Company"), hereby certifies that the following is a true and correct calculation as of ____________, 2000, of the Borrowing Base referred to in
Section 2.5 of the Loan Agreement dated as of ____________, and in accordance with the "Definitions" in Section 1.1, among the Company, Bank of America, N.A. and Banc of America Securities, L.L.C.

TERM FACILITY

ADJUSTED ASSETS
                                                                        ADJUSTED
      TYPE OF ASSET            ADVANCE RATE         BOOK VALUE       ASSET VALUE

Unrestricted Cash                  100%
Loans - Current                     94% (a)
Present Value of residuals
  of Portfolio
      Held for Investment (b)       50%            ___________      ____________
      TOTAL


ADJUSTED DEBT
                                                  OUTSTANDING      ADJUSTED DEBT
TYPE OF DEBT                  CALCULATION RATE      BALANCE         OUTSTANDING

Derivative Exposure up to
      $1,300,000 (d)               100%
      Term Loan Advances           100%           __________       ____________
      TOTAL

Adjusted Asset Value to Adjusted Debt Outstanding
Minimum                                                            1.10x
Compliance                                                         YES

REVOLVING FACILITY
                                                                    ADJUSTED
      ASSET                 ADVANCE RATE          BOOK VALUE       ASSET VALUE

Loans - Past Due                    50%  (c)      __________       ___________

      DEBT
Revolving Loan Advances            100%           __________       ___________

Adjusted Asset Value to Adjusted Debt Outstanding

EXHIBIT H - PAGE 1

Minimum                                                            1.10x
Compliance                                                         YES

(a) Limited to the lesser of 93% or the current weighted average advance rate under committed warehouse financing or current loans.
(b) Calculated from time to time by Banc of America Securities LLC at its sole discretion.
(c) Maximum to $2.0MM, net
(d) Provided by Banc of America Securities LLC.

                                    Dated this ___ day of ___________, 2000,

                                    First Investors Financial Services, Inc.

                              By:   __________________________________________
                                    Bennie H. Duck
                                    Vice President and Chief Financial Officer

EXHIBIT H - PAGE 2

EXHIBT H - PAGE 3

                                   EXHIBIT "I"

                                CHARGE-OFF POLICY


      I.    Non-Repossession Charge-offs



            A.    Description

            An account must be considered as a potential "non-repossession" charge-off if the account is either greater than 120 days past due or if collections has determined that full principal repayment is unlikely and the underlying collateral cannot be recovered in partial satisfaction of the debt.


            B.    Identification Process


            A monthly report will be made available each month to designated members of management which shall contain (i) accounts which are currently greater than 120 days past due; and, (ii) accounts which will potentially be greater than 120 days past due as the end of the current reporting period.


            C.    Charge-off Process


                  1. This listing of potential charge-off accounts will be reviewed by either the Chief Operating Officer or Senior Operations Officer prior to month end to determine whether future principal collections are unlikely or if a principal impairment exists and, if so, to what extent. Examples would include accounts in which the underlying collateral cannot be recovered due to mechanics liens, non-insured VSI claims, non-insured skips, non-insured gap claims, etc.

                  2. Accounts greater thank 120 days, which are not identified for a manual charge-off must be documented, in appropriate detail in the Comments section of the collection system, to justify continued active status.

                  3. Collections received on full-balance charge-offs shall be recorded as a recoveries when received.

EXHIBIT I - PAGE 1

      II.   Repossessions


            A.    Description

            An account must be considered for a partial or full charge-off following the repossession of the underlying vehicle collateral.


            B.    Identification Process

            Any account in which the underlying vehicle has been repossessed, and the applicable redemption period has expired, shall be processed in accordance with the following.

            C.    Charge-off Process

                  1. Following repossession, an estimate of liquidation proceeds will be made by designated remarketing personnel based on the current market value and condition of the specific vehicle. The estimate will include any amounts expected to be received from the sale of the vehicle, refundable products and any damage insurance.

                  2. Once the estimate of total liquidation proceeds is made, the difference between the outstanding principal balance as of the repossession date and the total liquidation proceeds expected to be received shall be processed as a charge-off. Further, the remaining principal balance outstanding following the charge-off shall be reclassified on the Company's balance sheet as an asset held for sale.

                  3. Once all liquidation proceeds have been received, any outstanding balance will be written off as an additional charge-off or, in the event of a credit balance, be classified as a recovery.

EXHIBIT I - PAGE 2

                                  SCHEDULE 1.1
                                       to
                    First Investors Financial Services, Inc.
                                Credit Agreement

                               EXEMPT SUBSIDIARIES


NAME

F.I.R.C., Inc.

First Investors Auto Receivables Corporation

First Investors Auto Capital Corporation

First Investors Auto Investment Corporation

First Investors Auto Owner Trust 2000-A

First Investors Insurance Company

FIALAC Holdings, Inc.

FIFS Acquisition Funding Corporation LLC

Project Brave LLP

ALAC Receivables Corporation

ALAC Automobile Receivables Trust 1998-1

ALAC LLC

SCHEDULE 1.1 - PAGE 1

                                  Schedule 9.4
                                       to
                    First Investors Financial Services, Inc.
                                Credit Agreement


                              OPERATION OF BUSINESS

                                      None

SCHEDULE 9.4 - PAGE 1

                                  Schedule 9.5
                                       to
                    First Investors Financial Services, Inc.
                                Credit Agreement


                            LITIGATION AND JUDGMENTS

                                      NONE


SCHEDULE 9.5 - PAGE 1

                                 Schedule 9.6(A)
                                       to
                    First Investors Financial Services, Inc.
                                Credit Agreement


                                  REAL PROPERTY

                                      None

SCHEDULE 9.6(A) - PAGE 1

                                 Schedule 9.6(B)
                                       to
                    First Investors Financial Services, Inc.
                                Credit Agreement


                              INTELLECTUAL PROPERTY

                                      None

SCHEDULE 9.6(B) - PAGE 1

                                 Schedule 9.6(C)
                                       to
                    First Investors Financial Services, Inc.
                                Credit Agreement


                                    LOCATIONS

                 FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.
                   FIRST INVESTORS FINANCIAL SERVICES, INC.
                         FARRAGUT FINANCIAL CORPORATION
                           675 Bering Drive, Suite 710
                              Houston, Texas 77057

                       FIRST INVESTORS SERVING CORPORATION
             (FORMERLY KNOWN AS AUTO LENDERS ACCEPTANCE CORPORATION)
                          380 Interstate North Parkway
                             Atlanta, Georgia 30339

                    FIRST INVESTORS (VERMONT) HOLDINGS, INC.
                            40 Main Street, Suite 210
                            Burlington, Vermont 05042


SCHEDULE3 9.6(C) - PAGE 1

                                  Schedule 9.9
                                       to
                    First Investors Financial Services, Inc.
                                Credit Agreement


                                      DEBT

1. Obligations of the Borrower under that certain equipment lease agreement dated May 14, 1998 between the Borrower and BSI Capital Funding Corporation under which Schedules 1 and 2 are accounted for as operating leases by the Borrower and Schedules 3, 4, 5 and 6 are accounted for as Capital Leases by the Borrower.

SCHEDULE 9.9 - PAGE 1

                                  Schedule 9.10
                                       to
                    First Investors Financial Services, Inc.
                                Credit Agreement


                                   TAX MATTERS

                                      None

SCHEDULE 9.10 - PAGE 1

                                  Schedule 9.12
                                       to
                    First Investors Financial Services, Inc.
                                Credit Agreement


                                      ERISA

                                      None

SCHEDULE 9.12 - PAGE 1

                                  Schedule 9.14
                                       to
                    First Investors Financial Services, Inc.
                                Credit Agreement


                          SUBSIDIARIES; CAPITALIZATION

---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
          ENTITY                    JURISDICTION OF    STOCKHOLDERS AND               AUTHORIZED          ISSUED AND OUTSTANDING
                                     INCORPORATION   PERCENTAGE OWNERSHIP               SHARES                   SHARES
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
First Investors Financial          Texas             First Investors (Vermont)     1,222,223           1,222,223 shares, par
Services, Inc.                                       Holdings, Inc. - 100%                             value $0.001
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
F.I.R.C, Inc.                      Delaware          First Investors Financial     1,000 shares        1,000 shares, par value
                                                     Services, Inc. - 100%                              $1.00per share
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
First Investors Auto               Delaware          First Investors Financial     1,000 shares        1,000 shares, par value
Receivables Corp.                                    Services, Inc. - 100%                              $1.00 per share
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
First Investors Auto               Delaware          First Investors Financial     1,000 shares        1,000 shares, par value
Capital Corporation                                  Services, Inc. - 100%                             $1.00 per share
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
Farragut Financial Corporation     Delaware          First Investors Financial     1,000  shares       1,000 shares, par value
                                                     Services, Inc. - 100%                             $1.00 per share
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
First Investors Auto               Delaware          First Investors Financial     1,000 shares        1,000 shares, par value
Investment Corporation                               Services, Inc. - 100%                              $1.00 per share
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
First Investors Insurance          Vermont           First Investors Financial     1,000,000 shares    100,000 shares, par
Company                                              Services, Inc. - 100%                             value $1.00
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
First Investors Servicing          Delaware          First Investors Financial     10,000 shares -     100 shares, par value $01
Corporation                                          Services, Inc. - 100%         common stock
                                                                                   10,000 shares -
                                                                                   preferred stock
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
FIALAC Holdings, Inc.              Delaware          First Investors Financial     1,000 shares        1,000 shares, par value
                                                     Services, Inc. - 100%                              $1.00 per share
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
FIFS Acquisition Funding           Delaware          FIALAC Holdings - 1%          $1,000 in initial   $1,000 in initial capital
Corporation LLC                                      First Investors Financial     capital
                                                     Services, Inc. - 99%
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
Project Brave Limited Partnership  Delaware          FIFS Acquisition Funding      N/A                 N/A
                                                     Corporation LLC - 70%
                                                     First Union Securities - 30%
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
ALAC Receivables Corp.             Delaware          First Investors Servicing     1,000 shares        1,000 shares, par
                                                     Corporation - 100%                                 value $1.00
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------
ALAC LLC                           Delaware          First Investors Servicing     $1,000 in initial   $1,000 in initial capital
                                                     Corporation - 99%             capital
                                                     ALAC Receivables Corp - 1%
---------------------------------  ----------------  ----------------------------  ------------------  ---------------------------

SCHEDULE 9.14 - Page 1

                                  Schedule 9.15
                                      to
                   First Investors Financial Services, Inc.
                                Credit Agreement



                                   AGREEMENTS

                                      None

SCHEDULE 9.15 - Page 1

                                  Schedule 9.19
                                      to
                   First Investors Financial Services, Inc.
                                Credit Agreement



                              ENVIRONMENTAL MATTERS

                                      None

SCHEDULE 9.19 - Page 1

                                  Schedule 9.21
                                       to
                    First Investors Financial Services, Inc.
                                Credit Agreement


                                EMPLOYEE MATTERS

                                      None

SCHEDULE 9.21 - Page 1

                                  Schedule 11.2
                                      to
                   First Investors Financial Services, Inc.
                                Credit Agreement

                                      LIENS

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   JURISDICTION        DEBTOR     SECURED PARTY    ORIGINAL FILE NUMBER AND DATE
   -----------------------------------------------------------------------------

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SCHEDULE 11.2 - Page 1